EXHIBIT 99.1

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Morgan Stanley                                                  October 20, 2004
Securitized Products Group
                              [Morgan Stanley LOGO]
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                             Computational Materials



                                  $629,380,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-NC8


                       Mortgage Pass-Through Certificates



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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 1

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Morgan Stanley                                                  October 20, 2004
Securitized Products Group
                              [Morgan Stanley LOGO]
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 2
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Morgan Stanley                                                  October 20, 2004
Securitized Products Group
                              [Morgan Stanley LOGO]
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                           Approximately $629,380,000
               Morgan Stanley ABS Capital I Inc., Series 2004-NC8

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                           Countrywide Home Loans Inc.
                                    Servicer

                             Transaction Highlights
                             ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Modified
                                                   Expected Ratings     Avg Life to     Duration To
   Offered                                           (S&P/Fitch/           Call /          Call /        Payment Window To Call /
   Classes       Description       Balance(4)          Moody's)          Mty(1)(2)      Mty(1)(2)(3)            Mty(1)(2)
====================================================================================================================================
     A-1         Not Offered      533,155,000        AAA/AAA/Aaa        2.68 / 2.90                  ***Not Offered***
------------------------------------------------------------------------------------------------------------------------------------
     A-2A          Floater        237,250,000        AAA/AAA/Aaa        1.07 / 1.07     1.06 / 1.06    12/04 - 01/07 / 12/04 - 01/07
------------------------------------------------------------------------------------------------------------------------------------
     A-2B          Floater         88,001,000        AAA/AAA/Aaa        3.00 / 3.00     2.91 / 2.91    01/07 - 03/09 / 01/07 - 03/09
------------------------------------------------------------------------------------------------------------------------------------
     A-2C          Floater         89,000,000        AAA/AAA/Aaa        6.60 / 7.61     6.09 / 6.88    03/09 - 11/12 / 03/09 - 04/22
------------------------------------------------------------------------------------------------------------------------------------
     M-1           Floater         59,325,000        AA+/AA+/Aa1        5.37 / 5.93     4.99 / 5.42    03/08 - 11/12 / 03/08 - 09/19
------------------------------------------------------------------------------------------------------------------------------------
     M-2           Floater         41,948,000         AA/AA/Aa2         5.34 / 5.88     4.96 / 5.38    02/08 - 11/12 / 02/08 - 11/18
------------------------------------------------------------------------------------------------------------------------------------
     M-3           Floater         17,977,000        AA-/AA-/Aa3        5.34 / 5.85     4.95 / 5.34    01/08 - 11/12 / 01/08 - 02/18
------------------------------------------------------------------------------------------------------------------------------------
     M-4           Floater         20,974,000         A+/A+/A1          5.32 / 5.81     4.88 / 5.25    01/08 - 11/12 / 01/08 - 09/17
------------------------------------------------------------------------------------------------------------------------------------
     M-5           Floater         17,977,000          A/A/A2           5.32 / 5.78     4.86 / 5.21    01/08 - 11/12 / 01/08 - 02/17
------------------------------------------------------------------------------------------------------------------------------------
     M-6           Floater         17,977,000         A-/A-/A3          5.32 / 5.74     4.84 / 5.15    12/07 - 11/12 / 12/07 - 07/16
------------------------------------------------------------------------------------------------------------------------------------
     B-1           Floater         13,184,000      BBB+/BBB+/Baa1       5.31 / 5.68     4.75 / 5.01    12/07 - 11/12 / 12/07 - 11/15
------------------------------------------------------------------------------------------------------------------------------------
     B-2           Floater         12,583,000       BBB/BBB/Baa2        5.31 / 5.61     4.73 / 4.95    12/07 - 11/12 / 12/07 - 03/15
------------------------------------------------------------------------------------------------------------------------------------
     B-3           Floater         13,184,000      BBB-/BBB-/Baa3       5.31 / 5.50     4.53 / 4.66    12/07 - 11/12 / 12/07 - 06/14
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                    Initial
   Offered       Subordination
   Classes           Level             Benchmark
=====================================================
     A-1             20.95%           1 Mo. LIBOR
-----------------------------------------------------
     A-2A            20.95%           1 Mo. LIBOR
-----------------------------------------------------
     A-2B            20.95%           1 Mo. LIBOR
-----------------------------------------------------
     A-2C            20.95%           1 Mo. LIBOR
-----------------------------------------------------
     M-1             16.00%           1 Mo. LIBOR
-----------------------------------------------------
     M-2             12.50%           1 Mo. LIBOR
-----------------------------------------------------
     M-3             11.00%           1 Mo. LIBOR
-----------------------------------------------------
     M-4              9.25%           1 Mo. LIBOR
-----------------------------------------------------
     M-5              7.75%           1 Mo. LIBOR
-----------------------------------------------------
     M-6              6.25%           1 Mo. LIBOR
-----------------------------------------------------
     B-1              5.15%           1 Mo. LIBOR
-----------------------------------------------------
     B-2              4.10%           1 Mo. LIBOR
-----------------------------------------------------
     B-3              3.00%           1 Mo. LIBOR
-----------------------------------------------------


Notes:   (1)   Certificates are priced to the 10% optional clean-up call.
         (2)   Based on the pricing prepayment speed. See details below.
         (3)   Assumes pricing at par.
         (4)   Bond sizes subject to a variance of plus or minus 5%.

      Issuer:                       Morgan Stanley ABS Capital I Inc. Trust
                                    2004-NC8.

      Depositor:                    Morgan Stanley ABS Capital I Inc.

      Originator:                   NC Capital Corporation.

      Servicer:                     Chase Manhattan Mortgage Corporation and
                                    Countrywide Home Loans Inc.

      Trustee:                      Deutsche Bank National Trust Company.

      Managers:                     Morgan Stanley (lead manager), Countrywide
                                    Securities Corporation and Utendahl Capital
                                    Partners, L.P.

      Rating Agencies:              Standard & Poor's, Fitch Ratings and Moody's
                                    Investors Service.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 3
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      Offered Certificates:         The Class A-2A, A-2B, A-2C, M-1, M-2, M-3,
                                    M-4, M-5, M-6, B-1, B-2 and B-3
                                    Certificates.

      Class A Certificates:         The Class A-1, A-2A, A-2B and A-2C
                                    Certificates.

      Group II Class A
      Certificates:                 The Class A-2A, Class A-2B and Class A-2C
                                    Certificates.

      Class A Certificate Group:    The Class A-1 Certificates and Group II
                                    Class A Certificates, as applicable.

      Expected Closing Date:        November 17, 2004 through DTC and Euroclear
                                    or Clearstream. The Certificates will be sold without accrued interest.

      Cut-off Date:                 November 1, 2004

      Distribution Dates:           The 25th of each month, or if such day is
                                    not a business day, on the next business day, beginning December 25, 2004.

      Final Scheduled
      Distribution Date:            For the Class A-2A Certificates, the
                                    Distribution Date occurring in November
                                    2013, and for all other Offered
                                    Certificates, the Distribution Date
                                    occurring in September 2034.

      Minimum Denomination:         The Offered Certificates will be issued and
                                    available in denominations of $25,000
                                    initial principal balance and integral
                                    multiples of $1 in excess of $25,000.

      Due Period:                   For any Distribution Date, the calendar
                                    month preceding the month in which that
                                    Distribution Date occurs.

      Interest Accrual Period:      The interest accrual period for the Offered
                                    Certificates with respect to any
                                    Distribution Date will be the period
                                    beginning with the previous Distribution
                                    Date (or, in the case of the first
                                    Distribution Date, the Closing Date) and ending on the day prior to the current
                                    Distribution Date (on an actual/360 day
                                    count basis).

      Mortgage Loans:               The Trust will consist of two groups of
                                    adjustable and fixed rate sub-prime
                                    residential, first-lien and second-lien
                                    mortgage loans.

      Group I Mortgage Loans:       Approximately $674.5 million of Mortgage
                                    Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

      Group II Mortgage Loans:      Approximately $524.0 million of Mortgage
                                    Loans that predominantly have original
                                    principal balances that may or may not
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

      Pricing Prepayment Speed:     o   Fixed Rate Mortgage Loans: CPR starting
                                        at approximately 1.5333% CPR in month 1
                                        and increasing to 23% CPR in month 15
                                        (23%/15 increase for each month), and
                                        remaining at 23% CPR thereafter

                                    o   ARM Mortgage Loans:  25% CPR

      Credit Enhancement:           The Offered Certificates are creditenhanced
                                    by:

                                    1)    Net monthly excess cashflow from the
                                          Mortgage Loans,

                                    2)    3.00% overcollateralization (funded
                                          upfront). On and after the Step-down
                                          Date, so long as a Trigger Event is
                                          not in effect, the required
                                          overcollateralization will equal 6.00%
                                          of the aggregate principal balance of
                                          the Mortgage Loans as of the last day
                                          of the applicable Due Period, subject
                                          to a 0.50% floor, based on the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the cut-off date,
                                          and

                                    3)    Subordination of distributions on the
                                          more subordinate classes of
                                          certificates (if applicable) to the
                                          required distributions on the more
                                          senior classes of certificates.

      Senior Enhancement            For any Distribution Date, the percentage
      Percentage:                   obtained by dividing (x) the aggregate
                                    Certificate Principal Balance of the
                                    subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                                    Distribution Amount for such Distribution
                                    Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 4
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      Step-down Date:               The later to occur of:
                                    (x)   The earlier of:
                                          (a)   The Distribution Date occurring
                                                in December 2007; and
                                          (b)   The Distribution Date on which
                                                the aggregate balance of the
                                                Class A Certificates is reduced
                                                to zero; and
                                    (y)   The first Distribution Date on which
                                          the Senior Enhancement Percentage
                                          (calculated for this purpose only
                                          after taking into account payments of
                                          principal on the Mortgage Loans on the
                                          last day of the related Due Period but
                                          prior to principal distributions to
                                          the certificates on the applicable
                                          Distribution Date) is greater than or
                                          equal to approximately 41.90%.

      Trigger Event:                Either a Delinquency Trigger Event or a
                                    Cumulative Loss Trigger Event.

      Delinquency Trigger Event:    A Delinquency Trigger Event is in effect on
                                    any Distribution Date if on that
                                    Distribution Date the 60 Day+ Rolling
                                    Average equals or exceeds [40%] of the prior period's Senior Enhancement Percentage. The
                                    60 Day+ Rolling Average will equal the
                                    rolling 3 month average percentage of
                                    Mortgage Loans that are 60 or more days
                                    delinquent.

      Cumulative Loss Trigger       A Cumulative Loss Trigger Event is in effect
      Event:                        on any Distribution Date if the aggregate
                                    amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                    Months 37- 48           [2.75] for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            [1.25] for each
                                                            month thereafter
                                                            (e.g., [3.375] in
                                                            Month 43)
                                    Months 49- 60           [4.00] for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            [1.25] for each
                                                            month thereafter
                                                            (e.g., [4.625] in
                                                            Month 55)
                                    Months 61- 72           [5.25] for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            [0.75] for each
                                                            month thereafter
                                                            (e.g., [5.625] in
                                                            Month 67)
                                    Months 73- thereafter   [6.00]


      Initial Subordination         Class A:            20.95%
      Percentage:                   Class M-1:          16.00%
                                    Class M-2:          12.50%
                                    Class M-3:          11.00%
                                    Class M-4:           9.25%
                                    Class M-5:           7.75%
                                    Class M-6:           6.25%
                                    Class B-1:           5.15%
                                    Class B-2:           4.10%
                                    Class B-3:           3.00%

      Optional Clean-up Call:       When the current aggregate principal balance
                                    of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.
                                    The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional
                                    Clean-up Call is exercisable.

      Step-up Coupons:              For all Offered Certificates the coupon will
                                    increase after the optional clean-up call date, should the call not be exercised.

      Class A-1 Pass-Through        The Class A-1 Certificates will accrue
      Rate:                         interest at a variable rate equal to the
                                    least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and
                                    (iii) the WAC Cap.

      Class A-2A, A-2B and A-       The Class A-2A, A-2B and A-2C Certificates
      2C Pass-Through Rate:         will accrue interest at a variable rate
                                    equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                    Clean-up Call is exercisable), (ii) the Loan
                                    Group II Cap and (iii) the WAC Cap.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 5
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      Class M-1 Pass-Through Rate:  The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      Class M-2 Pass-Through Rate:  The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      Class M-3 Pass-Through Rate:  The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      Class M-4 Pass-Through Rate:  The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      Class M-5 Pass-Through Rate:  The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      Class M-6 Pass-Through Rate:  The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      Class B-1 Pass-Through Rate:  The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      Class B-2 Pass-Through Rate:  The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      Class B-3 Pass-Through Rate:  The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

      WAC Cap:                      For any distribution date, the product of
                                    (i) the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

      Loan Group I Cap:             For any distribution date, the product of
                                    (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee
                                    Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related
                                    Interest Accrual Period.

      Loan Group II Cap:            For any distribution date, the product of
                                    (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee
                                    Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related
                                    Interest Accrual Period.

      Class A-1 Basis Risk          As to any Distribution Date, the
      Carry Forward Amount:         supplemental interest amount for the Class
                                    A-1 Certificates will equal the sum of:

                                    (i)   The excess, if any, of interest that
                                          would otherwise be due on such
                                          Certificates at the Class A-1
                                          Pass-Through Rate (without regard to
                                          the Loan Group I Cap or WAC Cap) over
                                          interest due such Certificates at a
                                          rate equal to the lesser of the Loan
                                          Group I Cap or WAC Cap;

                                    (ii)  Any Class A-1 Basis Risk Carry Forward
                                          Amount remaining unpaid from prior
                                          Distribution Dates; and

                                    (iii) Interest on the amount in clause (ii)
                                          at the related Class A-1 Pass-Through
                                          Rate (without regard to the Loan Group
                                          I Cap or WAC Cap).


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

      Class A-2A, A-2B and A-       As to any Distribution Date, the
      2C Basis Risk Carry           supplemental interest amount for each of the
      Forward Amount:               Class A-2A, A-2B and A-2C Certificates will
                                    equal the sum of:
                                    (i)      The excess, if any, of interest
                                             that would otherwise be due on such
                                             Certificates at the Class A-2A,
                                             A-2B and A-2C Pass-Through Rates
                                             (without regard to the Loan Group
                                             II Cap or WAC Cap) over interest
                                             due such Certificates at a rate
                                             equal to the lesser of the Loan
                                             Group II Cap or WAC Cap;
                                    (ii)     Any Class A-2A, A-2B and A-2C Basis
                                             Risk Carry Forward Amount remaining
                                             unpaid from prior Distribution
                                             Dates; and
                                    (iii)    Interest on the amount in clause
                                             (ii) at the related Class A-2A,
                                             A-2B and A-2C Pass-Through Rate
                                             (without regard to the Loan Group
                                             II Cap or WAC Cap).

Class M-1, M-2, M-3,                As to any Distribution Date, the
M-4, M-5, M-6, B-1, B-2             supplemental interest amount for each of the
and B-3 Basis Risk Carry            Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2
Forward Amounts:                    and B-3 Certificates will equal the sum of:
                                    (i)      The excess, if any, of interest
                                             that would otherwise be due on such
                                             Certificates at such Certificates'
                                             applicable Pass-Through Rate
                                             (without regard to the WAC Cap)
                                             over interest due such Certificates
                                             at a rate equal to the WAC Cap;
                                    (ii)     Any Basis Risk Carry Forward Amount
                                             for such class remaining unpaid for
                                             such Certificate from prior
                                             Distribution Dates; and
                                    (iii)    Interest on the amount in clause
                                             (ii) at the Certificates'
                                             applicable Pass-Through Rate
                                             (without regard to the WAC Cap).

Interest Distributions on           On each Distribution Date and after payments
Offered Certificates:               of servicing and trustee fees and other
                                    expenses, interest distributions from the
                                    Interest Remittance Amount will be allocated as follows:
                                    (i)      The portion of the Interest
                                             Remittance Amount attributable to
                                             the Group I Mortgage Loans will be
                                             allocated according to the related
                                             Accrued Certificate Interest and
                                             any unpaid interest shortfall
                                             amounts for such class, as
                                             applicable, first, to the Class A-1
                                             Certificates and second, pro rata
                                             to the Group II Class A
                                             Certificates;
                                    (ii)     The portion of the Interest
                                             Remittance Amount attributable to
                                             the Group II Mortgage Loans will be
                                             allocated according to the related
                                             Accrued Certificate Interest and
                                             any unpaid interest shortfall
                                             amounts for such class, as
                                             applicable, first, pro rata to the
                                             Group II Class A Certificates and
                                             second, to the Class A-1
                                             Certificates;
                                    (iii)    To the Class M-1 Certificates, its
                                             Accrued Certificate Interest;
                                    (iv)     To the Class M-2 Certificates, its
                                             Accrued Certificate Interest;
                                    (v)      To the Class M-3 Certificates, its
                                             Accrued Certificate Interest;
                                    (vi)     To the Class M-4 Certificates, its
                                             Accrued Certificate Interest;
                                    (vii)    To the Class M-5 Certificates, its
                                             Accrued Certificate Interest;
                                    (viii)   To the Class M-6 Certificates, its
                                             Accrued Certificate Interest;
                                    (ix)     To the Class B-1 Certificates, its
                                             Accrued Certificate Interest;
                                    (x)      To the Class B-2 Certificates, its
                                             Accrued Certificate Interest; and
                                    (xi)     To the Class B-3 Certificates, its
                                             Accrued Certificate Interest.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Principal Distributions on          On each Distribution Date (a) prior to the
Offered Certificates:               Stepdown Date or (b) on which a Trigger
                                    Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
                                    (i)      to the Class A Certificates,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until the Certificate Principal
                                             Balances thereof have been reduced
                                             to zero;
                                    (ii)     to the Class M-1 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (iii)    to the Class M-2 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (iv)     to the Class M-3 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (v)      to the Class M-4 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (vi)     to the Class M-5 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (vii)    to the Class M-6 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (viii)   to the Class B-1 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (ix)     to the Class B-2 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero; and
                                    (x)      to the Class B-3 Certificates,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero.

                                    On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                                    (i)      to the Class A Certificates, the
                                             lesser of the Principal
                                             Distribution Amount and the Class A
                                             Principal Distribution Amount,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until the Certificate Principal
                                             Balances thereof have been reduced
                                             to zero;
                                    (ii)     to the Class M-1 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-1 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (iii)    to the Class M-2 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-2 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (iv)     to the Class M-3 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-3 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (v)      to the Class M-4 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-4 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (vi)     to the Class M-5 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-5 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (vii)    to the Class M-6 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-6 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (viii)   to the Class B-1 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-1 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero;
                                    (ix)     to the Class B-2 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-2 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero; and
                                    (x)      to the Class B-3 Certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-3 Principal Distribution Amount,
                                             until the Certificate Principal
                                             Balance thereof has been reduced to
                                             zero.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

      Class A Principal             Except as described below, the Group II
      Allocation:                   Class A Certificates will receive principal
                                    sequentially; the Class A-2B Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2A Certificates has been reduced to zero, and the Class A-2C Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2B Certificates has been reduced to zero.

                                    All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                                    However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                                    Any principal distributions allocated to the Group II Class A Certificates are required to be distributed first to the Class A-2A Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2C Certificates, until their Class Certificate Balance has been reduced to zero.

                                    Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates with the exception that if a Class A-2A Accelerated Amortization Event is also in effect, principal distributions to the Group II Class A Certificates will be sequential to the Class A-2A Certificates and then pro rata between the Class A-2B and Class A-2C Certificates.

      Group II Class A Interest     Beginning on the first Distribution Date,
      Rate Cap:                     and for a period of 31 months thereafter, an
                                    Interest Rate Cap will be entered into by the Trust for the benefit of the Group II
                                    Class A Certificates.

                                    For its duration, the Group II Class A
                                    Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

      Group II Class A Interest     The Group II Class A Interest Rate Cap
      Rate Cap Payment              Payment shall be available to pay any Basis
      Allocation:                   Risk Carry Forward Amount due to the Class
                                    A-2A, A-2C Certificates on a pro rata basis.

                                    Beginning on the first Distribution Date, and for a period of 37 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class M Certificates.

      Class M Interest Rate         For its duration, the Class M Interest Rate
      Cap:                          Cap pays the Trust the product of (i) the
                                    excess, if any, of the then current 1-month
                                    LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest
                                    Rate Cap Notional Balance ("the Class M
                                    Interest Rate Cap Payment") as described on the schedule herein.

      Class M Interest Rate Cap     The Class M Interest Rate Cap Payment shall
      Payment Allocation:           be available to pay any Basis Risk Carry
                                    Forward Amount due to the Class M-1, Class
                                    M-2, M-3, Class M-4, Class M-5 and Class M-6
                                    Certificates on a pro rata basis.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

      Class B Interest Rate Cap:    Beginning on the first Distribution Date,
                                    and for a period of 37 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class B
                                    Certificates.

                                    For its duration, the Class B Interest Rate
                                    Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

      Class B Interest Rate Cap     The Class B Interest Rate Cap Payment shall
      Payment Allocation:           be available to pay any Basis Risk Carry
                                    Forward Amount due to the Class B-1, Class
                                    B-2 B-3 Certificates on a pro rata basis.

      Allocation of Net Monthly     For any Distribution Date, any Net Monthly
      Excess Cashflow:              Excess Cashflow shall be paid as follows:

                                    (i)      to the Class M-1 Certificates, the
                                             unpaid interest shortfall amount;

                                    (ii)     to the Class M-1 Certificates, the
                                             allocated unreimbursed realized
                                             loss amount;
                                    (iii)    to the Class M-2 Certificates, the
                                             unpaid interest shortfall amount;
                                    (iv)     to the Class M-2 Certificates, the
                                             allocated unreimbursed realized
                                             loss amount;
                                    (v)      to the Class M-3 Certificates, the
                                             unpaid interest shortfall amount;
                                    (vi)     to the Class M-3 Certificates, the
                                             allocated unreimbursed realized
                                             loss amount;
                                    (vii)    to the Class M-4 Certificates, the
                                             unpaid interest shortfall amount;
                                    (viii)   to the Class M-4 Certificates, the
                                             allocated unreimbursed realized
                                             loss amount;
                                    (ix)     to the Class M-5 Certificates, the
                                             unpaid interest shortfall amount;
                                    (x)      to the Class M-5 Certificates, the
                                             allocated unreimbursed realized
                                             loss amount;
                                    (xi)     to the Class M-6 Certificates, the
                                             unpaid interest shortfall amount;
                                    (xii)    to the Class M-6 Certificates, the
                                             allocated unreimbursed realized
                                             loss amount;
                                    (xiii)   to the Class B-1 Certificates, the
                                             unpaid interest shortfall amount;
                                    (xiv)    to the Class B-1 Certificates, the
                                             allocated unreimbursed realized
                                             loss amount;
                                    (xv)     to the Class B-2 Certificates, the
                                             unpaid interest shortfall amount;
                                    (xvi)    to the Class B-2 Certificates, the
                                             allocated unreimbursed realized
                                             loss amount;
                                    (xvii)   to the Class B-3 Certificates, the
                                             unpaid interest shortfall amount;
                                    (xviii)  to the Class B-3 Certificates, the
                                             allocated unreimbursed realized
                                             loss amount;
                                    (xix)    concurrently, any Class A-1 Basis
                                             Risk Carry Forward Amount to the
                                             Class A-1 Certificates, and any
                                             Group II Class A Basis Risk Carry
                                             Forward Amount to the Group II
                                             Class A Certificates; and
                                    (xx)     sequentially, to Classes M-1, M-2,
                                             M-3, M-4, M-5, M-6, B-1, B-2 and
                                             B-3 Certificates, in such order,
                                             any Basis Risk Carry Forward Amount
                                             for such classes; and
                                    (xxi)    in the event that a Class A-2A
                                             Accelerated Amortization Event is
                                             in effect, to the Class A-2A
                                             certificates as additional
                                             principal in the amount equal to
                                             the Class A-2A Accelerated
                                             Amortization Amount until their
                                             Class Certificate Balance has been
                                             reduced to zero.

       Interest Remittance          For any Distribution Date, the portion of
       Amount:                      available funds for such Distribution Date
                                    attributable to interest received or
                                    advanced on the Mortgage Loans.

       Accrued Certificate          For any Distribution Date and each class of
       Interest:                    Offered Certificates, equals the amount of
                                    interest accrued during the related interest accrual period at the related Pass-through
                                    Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil
                                    Relief Act or similar state law allocated to such class.

      Principal Distribution
      Amount: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

      Basic Principal
      Distribution Amount:          On any Distribution Date, the excess of (i)
                                    the aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

      Net Monthly Excess            For any Distribution Date is the amount of
      Cashflow:                     funds available for distribution on such
                                    Distribution Date remaining after making all distributions of interest and principal on the certificates.

      Extra Principal               For any Distribution Date, the lesser of (i)
      Distribution Amount:          the excess of (x) interest collected or
                                    advanced with respect to the Mortgage Loans with due dates in the related Due Period
                                    (less servicing and trustee fees and
                                    expenses), over (y) the sum of interest
                                    payable on the Certificates on such
                                    Distribution Date and (ii) the
                                    overcollateralization deficiency amount for such Distribution Date.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

      Excess Subordinated           For any Distribution Date, means the excess,
      Amount:                       if any of (i) the overcollateralization and
                                    (ii) the required overcollateralization for such Distribution Date.

      Class A Principal             For any Distribution Date, the percentage
      Allocation Percentage:        equivalent of a fraction, determined as
                                    follows: (i) in the case of the Class A-1
                                    Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such
                                    Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such
                                    Distribution Date that is attributable to principal received or advanced on the Group
                                    II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

      Class A Principal             For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the aggregate
                                    Certificate Principal Balance of the Class A
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 58.10% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,992,452.

      Class A-2A Accelerated        With respect to any Distribution Date
      Amortization Event:           beginning with the Distribution Date in
                                    November 2011, until the Class Certificate
                                    Balance of the Class A-2A Certificates has been reduced to zero, a Class A-2A
                                    Accelerated Amortization Event exists if the Class Certificate Balance of the Class A-2A
                                    Certificates (after application of the
                                    Principal Distribution Amount on that
                                    Distribution Date) exceeds a target amount for such Distribution Date, as set forth on the Class A-2A Target Balance Schedule attached hereto.

      Class A-2A Accelerated        With respect to any Distribution Date, the
      Amortization Amount:          lesser of (a) the amount of funds remaining
                                    after making payments pursuant to clause
                                    (xx) of the Allocation of Net Monthly Excess
                                    Cashflow described above and (b) the Class
                                    Certificate Balance of the Class A-2A
                                    certificates (after application of the
                                    related Principal Distribution Amount on that Distribution Date).

      Class M-1 Principal           For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date) and (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 68.00% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period over $5,992,452.

      Class M-2 Principal           For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date) and (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.00% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,992,452.

      Class M-3 Principal           For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date) and (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 78.00% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period over $5,992,452.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

      Class M-4 Principal           For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date), (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates (after taking into account the payment of the Class
                                    M-3 Principal Distribution Amount on such
                                    Distribution Date) and (v) the Certificate
                                    Principal Balance of the Class M-4
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 81.50% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,992,452.

      Class M-5 Principal           For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date), (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates (after taking into account the payment of the Class
                                    M-3 Principal Distribution Amount on such
                                    Distribution Date), (v) the Certificate
                                    Principal Balance of the Class M-4
                                    Certificates (after taking into account the payment of the Class M-4 Principal
                                    Distribution Amount on such Distribution
                                    Date) and (vi) the Certificate Principal
                                    Balance of the Class M-5 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 84.50% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period over $5,992,452.

      Class M-6 Principal           For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date), (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates (after taking into account the payment of the Class
                                    M-3 Principal Distribution Amount on such
                                    Distribution Date), (v) the Certificate
                                    Principal Balance of the Class M-4
                                    Certificates (after taking into account the payment of the Class M-4 Principal
                                    Distribution Amount on such Distribution
                                    Date), (vi) the Certificate Principal
                                    Balance of the Class M-5 Certificates (after taking into account the payment of the Class
                                    M-5 Principal Distribution Amount on such
                                    Distribution Date) and (vii) the Certificate
                                    Principal Balance of the Class M-6
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.50% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,992,452.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

      Class B-1 Principal           For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date), (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates (after taking into account the payment of the Class
                                    M-3 Principal Distribution Amount on such
                                    Distribution Date), (v) the Certificate
                                    Principal Balance of the Class M-4
                                    Certificates (after taking into account the payment of the Class M-4 Principal
                                    Distribution Amount on such Distribution
                                    Date), (vi) the Certificate Principal
                                    Balance of the Class M-5 Certificates (after taking into account the payment of the Class
                                    M-5 Principal Distribution Amount on such
                                    Distribution Date), (vii) the Certificate
                                    Principal Balance of the Class M-6
                                    Certificates (after taking into account the payment of the Class M-6 Principal
                                    Distribution Amount on such Distribution
                                    Date) and (viii) the Certificate Principal
                                    Balance of the Class B-1 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 89.70% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period over $5,992,452.

      Class B-2 Principal           For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date), (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates (after taking into account the payment of the Class
                                    M-3 Principal Distribution Amount on such
                                    Distribution Date), (v) the Certificate
                                    Principal Balance of the Class M-4
                                    Certificates (after taking into account the payment of the Class M-4 Principal
                                    Distribution Amount on such Distribution
                                    Date), (vi) the Certificate Principal
                                    Balance of the Class M-5 Certificates (after taking into account the payment of the Class
                                    M-5 Principal Distribution Amount on such
                                    Distribution Date), (vii) the Certificate
                                    Principal Balance of the Class M-6
                                    Certificates (after taking into account the payment of the Class M-6 Principal
                                    Distribution Amount on such Distribution
                                    Date), (viii) the Certificate Principal
                                    Balance of the Class B-1 Certificates (after taking into account the payment of the Class
                                    B-1 Principal Distribution Amount on such
                                    Distribution Date) and (ix) the Certificate
                                    Principal Balance of the Class B-2
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.80% and
                                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,992,452.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

      Class B-3 Principal           For any Distribution Date, an amount equal
      Distribution Amount:          to the excess of (x) the sum of (i) the
                                    aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                    Distribution Amount on such Distribution
                                    Date), (ii) the Certificate Principal
                                    Balance of the Class M-1 Certificates (after taking into account the payment of the Class
                                    M-1 Principal Distribution Amount on such
                                    Distribution Date), (iii) the Certificate
                                    Principal Balance of the Class M-2
                                    Certificates (after taking into account the payment of the Class M-2 Principal
                                    Distribution Amount on such Distribution
                                    Date), (iv) the Certificate Principal
                                    Balance of the Class M-3 Certificates (after taking into account the payment of the Class
                                    M-3 Principal Distribution Amount on such
                                    Distribution Date), (v) the Certificate
                                    Principal Balance of the Class M-4
                                    Certificates (after taking into account the payment of the Class M-4 Principal
                                    Distribution Amount on such Distribution
                                    Date), (vi) the Certificate Principal
                                    Balance of the Class M-5 Certificates (after taking into account the payment of the Class
                                    M-5 Principal Distribution Amount on such
                                    Distribution Date), (vii) the Certificate
                                    Principal Balance of the Class M-6
                                    Certificates (after taking into account the payment of the Class M-6 Principal
                                    Distribution Amount on such Distribution
                                    Date), (viii) the Certificate Principal
                                    Balance of the Class B-1 Certificates (after taking into account the payment of the Class
                                    B-1 Principal Distribution Amount on such
                                    Distribution Date), (ix) the Certificate
                                    Principal Balance of the Class B-2
                                    Certificates (after taking into account the payment of the Class B-2 Principal
                                    Distribution Amount on such Distribution
                                    Date) and (x) the Certificate Principal
                                    Balance of the Class B-3 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately 94.00% and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related Due
                                    Period over $5,992,452.

      Trust Tax Status:             REMIC.

      ERISA Eligibility:            Subject to the considerations in the
                                    Prospectus, all Offered Certificates are
                                    ERISA eligible.

      SMMEA Eligibility:            It is anticipated that none of the Offered
                                    Certificates will be SMMEA eligible.

      Prospectus:                   The Class A-2A, Class A-2B, Class A-2C,
                                    Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------------------
         PPC (%)                              50                 60                 75                100                125
------------------------------------------------------------------------------------------------------------------------------------
  A-2A   WAL (yrs)                           2.07               1.75               1.41               1.07               0.86
         First Payment Date               12/25/2004         12/25/2004         12/25/2004         12/25/2004         12/25/2004
         Expected Final Maturity          4/25/2009          7/25/2008          10/25/2007         1/25/2007          8/25/2006
         Window                             1 - 53             1 - 44             1 - 35             1 - 26             1 - 21
------------------------------------------------------------------------------------------------------------------------------------
  A-2B   WAL (yrs)                           6.14               5.17               4.15               3.00               2.22
         First Payment Date               4/25/2009          7/25/2008          10/25/2007         1/25/2007          8/25/2006
         Expected Final Maturity          7/25/2013          2/25/2012          9/25/2010          3/25/2009          8/25/2007
         Window                            53 - 104           44 - 87            35 - 70            26 - 52            21 - 33
------------------------------------------------------------------------------------------------------------------------------------
  A-2C   WAL (yrs)                          12.82              10.91               8.84               6.60               4.93
         First Payment Date               7/25/2013          2/25/2012          9/25/2010          3/25/2009          8/25/2007
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                           104 - 184           87 - 157           70 - 128           52 - 96            33 - 75
------------------------------------------------------------------------------------------------------------------------------------
  M-1    WAL                                10.26               8.71               7.05               5.37               4.70
         First Payment Date               11/25/2009         1/25/2009          4/25/2008          3/25/2008          8/25/2008
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                            60 - 184           50 - 157           41 - 128           40 - 96            45 - 75
------------------------------------------------------------------------------------------------------------------------------------
  M-2    WAL                                10.26               8.71               7.05               5.34               4.54
         First Payment Date               11/25/2009         1/25/2009          4/25/2008          2/25/2008          5/25/2008
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                            60 - 184           50 - 157           41 - 128           39 - 96            42 - 75
------------------------------------------------------------------------------------------------------------------------------------
  M-3    WAL                                10.26               8.71               7.05               5.34               4.48
         First Payment Date               11/25/2009         1/25/2009          4/25/2008          1/25/2008          4/25/2008
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                            60 - 184           50 - 157           41 - 128           38 - 96            41 - 75
------------------------------------------------------------------------------------------------------------------------------------
  M-4    WAL                                10.26               8.71               7.05               5.32               4.45
         First Payment Date               11/25/2009         1/25/2009          4/25/2008          1/25/2008          3/25/2008
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                            60 - 184           50 - 157           41 - 128           38 - 96            40 - 75
------------------------------------------------------------------------------------------------------------------------------------
  M-5    WAL                                10.26               8.71               7.05               5.32               4.42
         First Payment Date               11/25/2009         1/25/2009          4/25/2008          1/25/2008          2/25/2008
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                            60 - 184           50 - 157           41 - 128           38 - 96            39 - 75
------------------------------------------------------------------------------------------------------------------------------------
  M-6    WAL                                10.26               8.71               7.05               5.32               4.39
         First Payment Date               11/25/2009         1/25/2009          4/25/2008          12/25/2007         2/25/2008
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                            60 - 184           50 - 157           41 - 128           37 - 96            39 - 75
------------------------------------------------------------------------------------------------------------------------------------
  B-1    WAL                                10.26               8.71               7.05               5.31               4.38
         First Payment Date               11/25/2009         1/25/2009          4/25/2008          12/25/2007         1/25/2008
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                            60 - 184           50 - 157           41 - 128           37 - 96            38 - 75
------------------------------------------------------------------------------------------------------------------------------------
  B-2    WAL                                10.26               8.71               7.05               5.31               4.36
         First Payment Date               11/25/2009         1/25/2009          4/25/2008          12/25/2007         1/25/2008
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                            60 - 184           50 - 157           41 - 128           37 - 96            38 - 75
------------------------------------------------------------------------------------------------------------------------------------
  B-3    WAL                                10.26               8.71               7.05               5.31               4.36
         First Payment Date               11/25/2009         1/25/2009          4/25/2008          12/25/2007         1/25/2008
         Expected Final Maturity          3/25/2020          12/25/2017         7/25/2015          11/25/2012         2/25/2011
         Window                            60 - 184           50 - 157           41 - 128           37 - 96            38 - 75
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
         PPC (%)                           150                175
--------------------------------------------------------------------------
  A-2A   WAL (yrs)                         0.71               0.61
         First Payment Date             12/25/2004         12/25/2004
         Expected Final Maturity        4/25/2006          1/25/2006
         Window                           1 - 17             1 - 14
--------------------------------------------------------------------------
  A-2B   WAL (yrs)                         1.81               1.52
         First Payment Date             4/25/2006          1/25/2006
         Expected Final Maturity        2/25/2007          9/25/2006
         Window                          17 - 27            14 - 22
--------------------------------------------------------------------------
  A-2C   WAL (yrs)                         3.32               2.34
         First Payment Date             2/25/2007          9/25/2006
         Expected Final Maturity        12/25/2009         10/25/2007
         Window                          27 - 61            22 - 35
--------------------------------------------------------------------------
  M-1    WAL                               4.84               4.01
         First Payment Date             2/25/2009          10/25/2007
         Expected Final Maturity        12/25/2009         1/25/2009
         Window                          51 - 61            35 - 50
--------------------------------------------------------------------------
  M-2    WAL                               4.34               4.19
         First Payment Date             9/25/2008          1/25/2009
         Expected Final Maturity        12/25/2009         1/25/2009
         Window                          46 - 61            50 - 50
--------------------------------------------------------------------------
  M-3    WAL                               4.15               4.07
         First Payment Date             7/25/2008          10/25/2008
         Expected Final Maturity        12/25/2009         1/25/2009
         Window                          44 - 61            47 - 50
--------------------------------------------------------------------------
  M-4    WAL                               4.06               3.89
         First Payment Date             6/25/2008          7/25/2008
         Expected Final Maturity        12/25/2009         1/25/2009
         Window                          43 - 61            44 - 50
--------------------------------------------------------------------------
  M-5    WAL                               3.99               3.75
         First Payment Date             4/25/2008          5/25/2008
         Expected Final Maturity        12/25/2009         1/25/2009
         Window                          41 - 61            42 - 50
--------------------------------------------------------------------------
  M-6    WAL                               3.93               3.65
         First Payment Date             3/25/2008          3/25/2008
         Expected Final Maturity        12/25/2009         1/25/2009
         Window                          40 - 61            40 - 50
--------------------------------------------------------------------------
  B-1    WAL                               3.89               3.57
         First Payment Date             2/25/2008          2/25/2008
         Expected Final Maturity        12/25/2009         1/25/2009
         Window                          39 - 61            39 - 50
--------------------------------------------------------------------------
  B-2    WAL                               3.85               3.52
         First Payment Date             2/25/2008          1/25/2008
         Expected Final Maturity        12/25/2009         1/25/2009
         Window                          39 - 61            38 - 50
--------------------------------------------------------------------------
  B-3    WAL                               3.82               3.46
         First Payment Date             1/25/2008          1/25/2008
         Expected Final Maturity        12/25/2009         1/25/2009
         Window                          38 - 61            38 - 50
--------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------------------
         PPC (%)                            50                 60                  75                100                125
------------------------------------------------------------------------------------------------------------------------------------
  A-2A   WAL (yrs)                         2.07               1.75                1.41               1.07               0.86
         First Payment Date             12/25/2004         12/25/2004          12/25/2004         12/25/2004         12/25/2004
         Expected Final Maturity        4/25/2009           7/25/2008          10/25/2007         1/25/2007          8/25/2006
         Window                           1 - 53             1 - 44              1 - 35             1 - 26             1 - 21
------------------------------------------------------------------------------------------------------------------------------------
  A-2B   WAL (yrs)                         6.14               5.17                4.15               3.00               2.22
         First Payment Date             4/25/2009           7/25/2008          10/25/2007         1/25/2007          8/25/2006
         Expected Final Maturity        7/25/2013           2/25/2012          9/25/2010          3/25/2009          8/25/2007
         Window                          53 - 104            44 - 87            35 - 70            26 - 52            21 - 33
------------------------------------------------------------------------------------------------------------------------------------
  A-2C   WAL (yrs)                        14.41               12.44              10.16               7.61               5.73
         First Payment Date             7/25/2013           2/25/2012          9/25/2010          3/25/2009          8/25/2007
         Expected Final Maturity        3/25/2032           6/25/2030          4/25/2027          4/25/2022          8/25/2018
         Window                         104 - 328           87 - 307            70 - 269           52 - 209           33 - 165
------------------------------------------------------------------------------------------------------------------------------------
  M-1    WAL (yrs)                        11.13               9.55                7.78               5.93               5.16
         First Payment Date             11/25/2009          1/25/2009          4/25/2008          3/25/2008          8/25/2008
         Expected Final Maturity        1/25/2030           9/25/2027          3/25/2024          9/25/2019          8/25/2016
         Window                          60 - 302           50 - 274            41 - 232           40 - 178           45 - 141
------------------------------------------------------------------------------------------------------------------------------------
  M-2    WAL                              11.10               9.52                7.75               5.88               4.98
         First Payment Date             11/25/2009          1/25/2009          4/25/2008          2/25/2008          5/25/2008
         Expected Final Maturity        2/25/2029           8/25/2026          3/25/2023          11/25/2018         12/25/2015
         Window                          60 - 291           50 - 261            41 - 220           39 - 168           42 - 133
------------------------------------------------------------------------------------------------------------------------------------
  M-3    WAL                              11.07               9.49                7.72               5.85               4.89
         First Payment Date             11/25/2009          1/25/2009          4/25/2008          1/25/2008          4/25/2008
         Expected Final Maturity        3/25/2028           8/25/2025          4/25/2022          2/25/2018          4/25/2015
         Window                          60 - 280           50 - 249            41 - 209           38 - 159           41 - 125
------------------------------------------------------------------------------------------------------------------------------------
  M-4    WAL                              11.05               9.46                7.69               5.81               4.84
         First Payment Date             11/25/2009          1/25/2009          4/25/2008          1/25/2008          3/25/2008
         Expected Final Maturity        8/25/2027           2/25/2025          10/25/2021         9/25/2017          12/25/2014
         Window                          60 - 273           50 - 243            41 - 203           38 - 154           40 - 121
------------------------------------------------------------------------------------------------------------------------------------
  M-5    WAL                              11.00               9.42                7.65               5.78               4.79
         First Payment Date             11/25/2009          1/25/2009          4/25/2008          1/25/2008          2/25/2008
         Expected Final Maturity        12/25/2026          5/25/2024          1/25/2021          2/25/2017          7/25/2014
         Window                          60 - 265           50 - 234            41 - 194           38 - 147           39 - 116
------------------------------------------------------------------------------------------------------------------------------------
  M-6    WAL                              10.94               9.36                7.60               5.74               4.73
         First Payment Date             11/25/2009          1/25/2009          4/25/2008          12/25/2007         2/25/2008
         Expected Final Maturity        2/25/2026           7/25/2023          5/25/2020          7/25/2016          2/25/2014
         Window                          60 - 255           50 - 224            41 - 186           37 - 140           39 - 111
------------------------------------------------------------------------------------------------------------------------------------
  B-1    WAL                              10.86               9.28                7.53               5.68               4.67
         First Payment Date             11/25/2009          1/25/2009          4/25/2008          12/25/2007         1/25/2008
         Expected Final Maturity        2/25/2025           7/25/2022          6/25/2019          11/25/2015         7/25/2013
         Window                          60 - 243           50 - 212            41 - 175           37 - 132           38 - 104
------------------------------------------------------------------------------------------------------------------------------------
  B-2    WAL                              10.76               9.18                7.44               5.61               4.60
         First Payment Date             11/25/2009          1/25/2009          4/25/2008          12/25/2007         1/25/2008
         Expected Final Maturity        2/25/2024           8/25/2021          8/25/2018          3/25/2015          1/25/2013
         Window                          60 - 231           50 - 201            41 - 165           37 - 124           38 - 98
------------------------------------------------------------------------------------------------------------------------------------
  B-3    WAL                              10.58               9.01                7.30               5.50               4.51
         First Payment Date             11/25/2009          1/25/2009          4/25/2008          12/25/2007         1/25/2008
         Expected Final Maturity        12/25/2022          7/25/2020          9/25/2017          6/25/2014          6/25/2012
         Window                          60 - 217           50 - 188            41 - 154           37 - 115           38 - 91
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
         PPC (%)                           150                175
--------------------------------------------------------------------------
  A-2A   WAL (yrs)                        0.71                0.61
         First Payment Date            12/25/2004          12/25/2004
         Expected Final Maturity        4/25/2006          1/25/2006
         Window                          1 - 17              1 - 14
--------------------------------------------------------------------------
  A-2B   WAL (yrs)                        1.81                1.52
         First Payment Date             4/25/2006          1/25/2006
         Expected Final Maturity        2/25/2007          9/25/2006
         Window                          17 - 27            14 - 22
--------------------------------------------------------------------------
  A-2C   WAL (yrs)                        3.94                2.34
         First Payment Date             2/25/2007          9/25/2006
         Expected Final Maturity       12/25/2015          10/25/2007
         Window                         27 - 133            22 - 35
--------------------------------------------------------------------------
  M-1    WAL (yrs)                        5.24                6.06
         First Payment Date             2/25/2009          10/25/2007
         Expected Final Maturity        6/25/2014          5/25/2014
         Window                         51 - 115            35 - 114
--------------------------------------------------------------------------
  M-2    WAL                              4.68                4.79
         First Payment Date             9/25/2008          1/25/2009
         Expected Final Maturity       11/25/2013          5/25/2012
         Window                         46 - 108            50 - 90
--------------------------------------------------------------------------
  M-3    WAL                              4.49                4.36
         First Payment Date             7/25/2008          10/25/2008
         Expected Final Maturity        5/25/2013          11/25/2011
         Window                         44 - 102            47 - 84
--------------------------------------------------------------------------
  M-4    WAL                              4.38                4.16
         First Payment Date             6/25/2008          7/25/2008
         Expected Final Maturity        2/25/2013          9/25/2011
         Window                          43 - 99            44 - 82
--------------------------------------------------------------------------
  M-5    WAL                              4.28                4.01
         First Payment Date             4/25/2008          5/25/2008
         Expected Final Maturity        9/25/2012          5/25/2011
         Window                          41 - 94            42 - 78
--------------------------------------------------------------------------
  M-6    WAL                              4.20                3.88
         First Payment Date             3/25/2008          3/25/2008
         Expected Final Maturity        5/25/2012          1/25/2011
         Window                          40 - 90            40 - 74
--------------------------------------------------------------------------
  B-1    WAL                              4.12                3.77
         First Payment Date             2/25/2008          2/25/2008
         Expected Final Maturity       11/25/2011          9/25/2010
         Window                          39 - 84            39 - 70
--------------------------------------------------------------------------
  B-2    WAL                              4.04                3.68
         First Payment Date             2/25/2008          1/25/2008
         Expected Final Maturity        6/25/2011          5/25/2010
         Window                          39 - 79            38 - 66
--------------------------------------------------------------------------
  B-3    WAL                              3.94                3.57
         First Payment Date             1/25/2008          1/25/2008
         Expected Final Maturity       12/25/2010          12/25/2009
         Window                          38 - 73            38 - 61
--------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

---------------------------------------------------------------------------------------------------------
         CPR (%)                                20                    25                    30
---------------------------------------------------------------------------------------------------------
  A-2A   WAL (yrs)                             1.23                  0.98                  0.81
         First Payment Date                 12/25/2004            12/25/2004            12/25/2004
         Expected Final Maturity             7/25/2007            12/25/2006             7/25/2006
         Window                               1 - 32                1 - 25                1 - 20
---------------------------------------------------------------------------------------------------------
  A-2B   WAL (yrs)                             3.74                  2.80                  2.18
         First Payment Date                  7/25/2007            12/25/2006             7/25/2006
         Expected Final Maturity             3/25/2010             1/25/2009             7/25/2007
         Window                               32 - 64               25 - 50               20 - 32
---------------------------------------------------------------------------------------------------------
  A-2C   WAL (yrs)                             8.03                  6.36                  4.93
         First Payment Date                  3/25/2010             1/25/2009             7/25/2007
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              64 - 116               50 - 92               32 - 75
---------------------------------------------------------------------------------------------------------
  M-1    WAL (yrs)                             6.37                  5.21                  4.74
         First Payment Date                 12/25/2007             4/25/2008             8/25/2008
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              37 - 116               41 - 92               45 - 75
---------------------------------------------------------------------------------------------------------
  M-2    WAL                                   6.37                  5.17                  4.56
         First Payment Date                 12/25/2007             3/25/2008             5/25/2008
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              37 - 116               40 - 92               42 - 75
---------------------------------------------------------------------------------------------------------
  M-3    WAL                                   6.37                  5.15                  4.49
         First Payment Date                 12/25/2007             2/25/2008             4/25/2008
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              37 - 116               39 - 92               41 - 75
---------------------------------------------------------------------------------------------------------
  M-4    WAL                                   6.37                  5.14                  4.45
         First Payment Date                 12/25/2007             2/25/2008             3/25/2008
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              37 - 116               39 - 92               40 - 75
---------------------------------------------------------------------------------------------------------
  M-5    WAL                                   6.37                  5.13                  4.42
         First Payment Date                 12/25/2007             1/25/2008             3/25/2008
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              37 - 116               38 - 92               40 - 75
---------------------------------------------------------------------------------------------------------
  M-6    WAL                                   6.37                  5.13                  4.39
         First Payment Date                 12/25/2007             1/25/2008             2/25/2008
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              37 - 116               38 - 92               39 - 75
---------------------------------------------------------------------------------------------------------
  B-1    WAL                                   6.37                  5.13                  4.38
         First Payment Date                 12/25/2007             1/25/2008             1/25/2008
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              37 - 116               38 - 92               38 - 75
---------------------------------------------------------------------------------------------------------
  B-2    WAL                                   6.37                  5.11                  4.36
         First Payment Date                 12/25/2007            12/25/2007             1/25/2008
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              37 - 116               37 - 92               38 - 75
---------------------------------------------------------------------------------------------------------
  B-3    WAL                                   6.37                  5.11                  4.36
         First Payment Date                 12/25/2007            12/25/2007             1/25/2008
         Expected Final Maturity             7/25/2014             7/25/2012             2/25/2011
         Window                              37 - 116               37 - 92               38 - 75
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY


---------------------------------------------------------------------------------------------------------
         CPR (%)                                20                    25                    30
---------------------------------------------------------------------------------------------------------
  A-2A   WAL (yrs)                             1.23                  0.98                  0.81
         First Payment Date                 12/25/2004            12/25/2004            12/25/2004
         Expected Final Maturity             7/25/2007            12/25/2006             7/25/2006
         Window                               1 - 32                1 - 25                1 - 20
---------------------------------------------------------------------------------------------------------
  A-2B   WAL (yrs)                             3.74                  2.80                  2.18
         First Payment Date                  7/25/2007            12/25/2006             7/25/2006
         Expected Final Maturity             3/25/2010             1/25/2009             7/25/2007
         Window                               32 - 64               25 - 50               20 - 32
---------------------------------------------------------------------------------------------------------
  A-2C   WAL (yrs)                             9.33                  7.41                  5.80
         First Payment Date                  3/25/2010             1/25/2009             7/25/2007
         Expected Final Maturity            10/25/2025            12/25/2021            12/25/2018
         Window                              64 - 251              50 - 205              32 - 169
---------------------------------------------------------------------------------------------------------
  M-1    WAL (yrs)                             7.06                  5.77                  5.20
         First Payment Date                 12/25/2007             4/25/2008             8/25/2008
         Expected Final Maturity            10/25/2022             4/25/2019            10/25/2016
         Window                              37 - 215              41 - 173              45 - 143
---------------------------------------------------------------------------------------------------------
  M-2    WAL                                   7.03                  5.70                  5.00
         First Payment Date                 12/25/2007             3/25/2008             5/25/2008
         Expected Final Maturity            10/25/2021             6/25/2018             1/25/2016
         Window                              37 - 203              40 - 163              42 - 134
---------------------------------------------------------------------------------------------------------
  M-3    WAL                                   7.00                  5.66                  4.91
         First Payment Date                 12/25/2007             2/25/2008             4/25/2008
         Expected Final Maturity            11/25/2020             9/25/2017             5/25/2015
         Window                              37 - 192              39 - 154              41 - 126
---------------------------------------------------------------------------------------------------------
  M-4    WAL                                   6.97                  5.63                  4.86
         First Payment Date                 12/25/2007             2/25/2008             3/25/2008
         Expected Final Maturity             5/25/2020             4/25/2017             1/25/2015
         Window                              37 - 186              39 - 149              40 - 122
---------------------------------------------------------------------------------------------------------
  M-5    WAL                                   6.94                  5.59                  4.80
         First Payment Date                 12/25/2007             1/25/2008             3/25/2008
         Expected Final Maturity             9/25/2019            10/25/2016             8/25/2014
         Window                              37 - 178              38 - 143              40 - 117
---------------------------------------------------------------------------------------------------------
  M-6    WAL                                   6.89                  5.54                  4.74
         First Payment Date                 12/25/2007             1/25/2008             2/25/2008
         Expected Final Maturity             1/25/2019             3/25/2016             2/25/2014
         Window                              37 - 170              38 - 136              39 - 111
---------------------------------------------------------------------------------------------------------
  B-1    WAL                                   6.82                  5.49                  4.69
         First Payment Date                 12/25/2007             1/25/2008             1/25/2008
         Expected Final Maturity             3/25/2018             7/25/2015             8/25/2013
         Window                              37 - 160              38 - 128              38 - 105
---------------------------------------------------------------------------------------------------------
  B-2    WAL                                   6.74                  5.41                  4.60
         First Payment Date                 12/25/2007            12/25/2007             1/25/2008
         Expected Final Maturity             6/25/2017            11/25/2014             1/25/2013
         Window                              37 - 151              37 - 120               38 - 98
---------------------------------------------------------------------------------------------------------
  B-3    WAL                                   6.61                  5.30                  4.52
         First Payment Date                 12/25/2007            12/25/2007             1/25/2008
         Expected Final Maturity             7/25/2016             2/25/2014             6/25/2012
         Window                              37 - 140              37 - 111               38 - 91
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


  Period     A-2A Cap(%)    A-2B Cap(%)    A-2C Cap(%)    M-1 Cap(%)    M-2 Cap(%)    M-3 Cap(%)    M-4 Cap(%)    M-5 Cap(%)
  ------     -----------    -----------    -----------    ----------    ----------    ----------    ----------    ----------
              Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

     0            --             --             --            --            --            --            --            --
     1           8.13           8.13           8.13          8.03          8.03          8.03          8.03          8.03
     2           9.36           9.36           9.36          9.21          9.21          9.21          9.21          9.21
     3           9.40           9.40           9.40          9.24          9.24          9.24          9.24          9.24
     4          10.13          10.13          10.13          9.93          9.93          9.93          9.93          9.93
     5           9.43           9.43           9.43          9.25          9.25          9.25          9.25          9.25
     6           9.66           9.66           9.66          9.46          9.46          9.46          9.46          9.46
     7           9.44           9.44           9.44          9.25          9.25          9.25          9.25          9.25
     8           9.67           9.67           9.67          9.46          9.46          9.46          9.46          9.46
     9           9.46           9.46           9.46          9.25          9.25          9.25          9.25          9.25
    10           9.47           9.47           9.47          9.25          9.25          9.25          9.25          9.25
    11           9.70           9.70           9.70          9.46          9.46          9.46          9.46          9.46
    12           9.49           9.49           9.49          9.25          9.25          9.25          9.25          9.25
    13           9.62           9.62           9.62          9.46          9.46          9.46          9.46          9.46
    14           9.41           9.41           9.41          9.25          9.25          9.25          9.25          9.25
    15           9.42           9.42           9.42          9.25          9.25          9.25          9.25          9.25
    16          10.16          10.16          10.16          9.93          9.93          9.93          9.93          9.93
    17           9.45           9.45           9.45          9.25          9.25          9.25          9.25          9.25
    18           9.69           9.69           9.69          9.46          9.46          9.46          9.46          9.46
    19           9.48           9.48           9.48          9.25          9.25          9.25          9.25          9.25
    20           9.88           9.88           9.88          9.56          9.56          9.56          9.56          9.56
    21           9.45           9.45           9.45          9.48          9.48          9.48          9.48          9.48
    22           9.47           9.47           9.47          9.47          9.47          9.47          9.47          9.47
    23           9.75           9.75           9.75          9.72          9.72          9.72          9.72          9.72
    24           9.51           9.51           9.51          9.47          9.47          9.47          9.47          9.47
    25           9.80           9.80           9.80          9.72          9.72          9.72          9.72          9.72
    26           9.72           9.72           9.72          9.57          9.57          9.57          9.57          9.57
    27           --             9.59           9.59          9.69          9.69          9.69          9.69          9.69
    28           --            10.58          10.58         10.57         10.57         10.57         10.57         10.57
    29           --             9.65           9.65          9.69          9.69          9.69          9.69          9.69
    30           --             9.98           9.98          9.96          9.96          9.96          9.96          9.96
    31           --             9.71           9.71          9.69          9.69          9.69          9.69          9.69
    32           --            10.22          10.22         10.06         10.06         10.06         10.06         10.06
    33           --            10.25          10.25         10.02         10.02         10.02         10.02         10.02
    34           --            10.30          10.30         10.02         10.02         10.02         10.02         10.02
    35           --            10.69          10.69         10.33         10.33         10.33         10.33         10.33
    36           --            10.40          10.40         10.02         10.02         10.02         10.02         10.02
    37           --            36.91          36.91         10.32         10.32         10.32         10.32         10.32
    38           --            13.56          13.56         10.12         10.12         10.12         10.12         10.12
    39           --            14.40          14.40         10.15         10.15         10.15         10.15         10.15
    40           --            15.29          15.29         10.85         10.85         10.85         10.85         10.85
    41           --            14.20          14.20         10.15         10.15         10.15         10.15         10.15
    42           --            14.58          14.58         10.48         10.48         10.48         10.48         10.48
    43           --            14.09          14.09         10.14         10.14         10.14         10.14         10.14
    44           --            14.67          14.67         10.55         10.55         10.55         10.55         10.55


  Period     M-6 Cap(%)    B-1 Cap(%)    B-2 Cap(%)    B-3 Cap(%)
  ------     ----------    ----------    ----------    ----------
             Actual/360    Actual/360    Actual/360    Actual/360

     0          --            --            --            --
     1          8.03          8.03          8.03          8.03
     2          9.21          9.21          9.21          9.21
     3          9.24          9.24          9.24          9.24
     4          9.93          9.93          9.93          9.93
     5          9.25          9.25          9.25          9.25
     6          9.46          9.46          9.46          9.46
     7          9.25          9.25          9.25          9.25
     8          9.46          9.46          9.46          9.46
     9          9.25          9.25          9.25          9.25
    10          9.25          9.25          9.25          9.25
    11          9.46          9.46          9.46          9.46
    12          9.25          9.25          9.25          9.25
    13          9.46          9.46          9.46          9.46
    14          9.25          9.25          9.25          9.25
    15          9.25          9.25          9.25          9.25
    16          9.93          9.93          9.93          9.93
    17          9.25          9.25          9.25          9.25
    18          9.46          9.46          9.46          9.46
    19          9.25          9.25          9.25          9.25
    20          9.56          9.56          9.56          9.56
    21          9.48          9.48          9.48          9.48
    22          9.47          9.47          9.47          9.47
    23          9.72          9.72          9.72          9.72
    24          9.47          9.47          9.47          9.47
    25          9.72          9.72          9.72          9.72
    26          9.57          9.57          9.57          9.57
    27          9.69          9.69          9.69          9.69
    28         10.57         10.57         10.57         10.57
    29          9.69          9.69          9.69          9.69
    30          9.96          9.96          9.96          9.96
    31          9.69          9.69          9.69          9.69
    32         10.06         10.06         10.06         10.06
    33         10.02         10.02         10.02         10.02
    34         10.02         10.02         10.02         10.02
    35         10.33         10.33         10.33         10.33
    36         10.02         10.02         10.02         10.02
    37         10.32         10.32         10.32         10.32
    38         10.12         10.11         10.11         10.11
    39         10.15         10.15         10.15         10.15
    40         10.85         10.85         10.85         10.85
    41         10.15         10.15         10.15         10.15
    42         10.48         10.48         10.48         10.48
    43         10.14         10.14         10.14         10.14
    44         10.55         10.55         10.55         10.55


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


  Period    A-2A Cap(%)    A-2B Cap(%)    A-2C Cap(%)    M-1 Cap(%)    M-2 Cap(%)    M-3 Cap(%)    M-4 Cap(%)    M-5 Cap(%)
  ------    -----------    -----------    -----------    ----------    ----------    ----------    ----------    ----------
             Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

    45           --            14.84          14.84         10.82         10.82         10.82         10.82         10.82
    46           --            14.84          14.84         10.82         10.82         10.82         10.82         10.82
    47           --            15.34          15.34         11.18         11.18         11.18         11.18         11.18
    48           --            14.84          14.84         10.82         10.82         10.82         10.82         10.82
    49           --            15.34          15.34         11.18         11.18         11.18         11.18         11.18
    50           --            14.84          14.84         10.81         10.81         10.81         10.81         10.81
    51           --            14.92          14.92         10.88         10.88         10.88         10.88         10.88
    52           --            16.51          16.51         12.04         12.04         12.04         12.04         12.04
    53           --             --            14.92         10.88         10.88         10.88         10.88         10.88
    54           --             --            15.41         11.24         11.24         11.24         11.24         11.24
    55           --             --            14.91         10.87         10.87         10.87         10.87         10.87
    56           --             --            15.41         11.23         11.23         11.23         11.23         11.23
    57           --             --            14.96         10.91         10.91         10.91         10.91         10.91
    58           --             --            14.96         10.91         10.91         10.91         10.91         10.91
    59           --             --            15.46         11.27         11.27         11.27         11.27         11.27
    60           --             --            14.96         10.91         10.91         10.91         10.91         10.91
    61           --             --            15.46         11.27         11.27         11.27         11.27         11.27
    62           --             --            14.96         10.91         10.91         10.91         10.91         10.91
    63           --             --            14.96         10.91         10.91         10.91         10.91         10.91
    64           --             --            16.56         12.07         12.07         12.07         12.07         12.07
    65           --             --            14.96         10.90         10.90         10.90         10.90         10.90
    66           --             --            15.46         11.26         11.26         11.26         11.26         11.26
    67           --             --            14.96         10.90         10.90         10.90         10.90         10.90
    68           --             --            15.46         11.26         11.26         11.26         11.26         11.26
    69           --             --            14.96         10.90         10.90         10.90         10.90         10.90
    70           --             --            14.96         10.90         10.90         10.90         10.90         10.90
    71           --             --            15.45         11.26         11.26         11.26         11.26         11.26
    72           --             --            14.96         10.89         10.89         10.89         10.89         10.89
    73           --             --            15.45         11.26         11.26         11.26         11.26         11.26
    74           --             --            14.95         10.89         10.89         10.89         10.89         10.89
    75           --             --            14.95         10.89         10.89         10.89         10.89         10.89
    76           --             --            16.56         12.06         12.06         12.06         12.06         12.06
    77           --             --            14.95         10.89         10.89         10.89         10.89         10.89
    78           --             --            15.45         11.25         11.25         11.25         11.25         11.25
    79           --             --            14.95         10.89         10.89         10.89         10.89         10.89
    80           --             --            15.45         11.25         11.25         11.25         11.25         11.25
    81           --             --            14.95         10.88         10.88         10.88         10.88         10.88
    82           --             --            14.95         10.88         10.88         10.88         10.88         10.88
    83           --             --            15.45         11.24         11.24         11.24         11.24         11.24
    84           --             --            14.95         10.88         10.88         10.88         10.88         10.88
    85           --             --            15.45         11.24         11.24         11.24         11.24         11.24
    86           --             --            14.95         10.88         10.88         10.88         10.88         10.88
    87           --             --            14.95         10.88         10.88         10.88         10.88         10.88
    88           --             --            15.98         11.63         11.63         11.63         11.63         11.63
    89           --             --            14.95         10.87         10.87         10.87         10.87         10.87
    90           --             --            15.45         11.24         11.24         11.24         11.24         11.24


  Period    M-6 Cap(%)    B-1 Cap(%)    B-2 Cap(%)    B-3 Cap(%)
  ------    ----------    ----------    ----------    ----------
            Actual/360    Actual/360    Actual/360    Actual/360

    45         10.82         10.82         10.82         10.82
    46         10.82         10.82         10.82         10.82
    47         11.18         11.18         11.18         11.18
    48         10.82         10.82         10.82         10.82
    49         11.18         11.18         11.18         11.18
    50         10.81         10.81         10.81         10.81
    51         10.88         10.88         10.88         10.88
    52         12.04         12.04         12.04         12.04
    53         10.88         10.88         10.88         10.88
    54         11.24         11.24         11.24         11.24
    55         10.87         10.87         10.87         10.87
    56         11.23         11.23         11.23         11.23
    57         10.91         10.91         10.91         10.91
    58         10.91         10.91         10.91         10.91
    59         11.27         11.27         11.27         11.27
    60         10.91         10.91         10.91         10.91
    61         11.27         11.27         11.27         11.27
    62         10.91         10.91         10.91         10.91
    63         10.91         10.91         10.91         10.91
    64         12.07         12.07         12.07         12.07
    65         10.90         10.90          10.9          10.9
    66         11.26         11.26         11.26         11.26
    67         10.90         10.90          10.9          10.9
    68         11.26         11.26         11.26         11.26
    69         10.90         10.90          10.9          10.9
    70         10.90         10.90          10.9          10.9
    71         11.26         11.26         11.26         11.26
    72         10.89         10.89         10.89         10.89
    73         11.26         11.26         11.26         11.26
    74         10.89         10.89         10.89         10.89
    75         10.89         10.89         10.89         10.89
    76         12.06         12.06         12.06         12.06
    77         10.89         10.89         10.89         10.89
    78         11.25         11.25         11.25         11.25
    79         10.89         10.89         10.89         10.89
    80         11.25         11.25         11.25         11.25
    81         10.88         10.88         10.88         10.88
    82         10.88         10.88         10.88         10.88
    83         11.24         11.24         11.24         11.24
    84         10.88         10.88         10.88         10.88
    85         11.24         11.24         11.24         11.24
    86         10.88         10.88         10.88         10.88
    87         10.88         10.88         10.88         10.88
    88         11.63         11.63         11.63         11.63
    89         10.87         10.87         10.87         10.87
    90         11.24         11.24         11.24         11.24

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 20

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period    A-2A Cap(%)    A-2B Cap(%)    A-2C Cap(%)    M-1 Cap(%)    M-2 Cap(%)    M-3 Cap(%)    M-4 Cap(%)    M-5 Cap(%)
  ------    -----------    -----------    -----------    ----------    ----------    ----------    ----------    ----------
            Actual/360     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

    91           --             --            14.95         10.87         10.87         10.87         10.87         10.87
    92           --             --            15.45         11.23         11.23         11.23         11.23         11.23
    93           --             --            14.95         10.87         10.87         10.87         10.87         10.87
    94           --             --            14.95         10.87         10.87         10.87         10.87         10.87
    95           --             --            15.45         11.23         11.23         11.23         11.23         11.23
    96           --             --            14.95         10.87         10.87         10.87         10.87         10.87
    97           --             --            15.45         11.23         11.23         11.23         11.23         11.23
    98           --             --            14.95         10.87         10.87         10.87         10.87         10.87
    99           --             --            14.95         10.86         10.86         10.86         10.86         10.86
   100           --             --            16.55         12.03         12.03         12.03         12.03         12.03
   101           --             --            14.95         10.86         10.86         10.86         10.86         10.86
   102           --             --            15.45         11.22         11.22         11.22         11.22         11.22
   103           --             --            14.95         10.86         10.86         10.86         10.86         10.86
   104           --             --            15.31         11.22         11.22         11.22         11.22         11.22
   105           --             --            12.06         10.86         10.86         10.86         10.86         10.86
   106           --             --            12.08         10.86         10.86         10.86         10.86         10.86
   107           --             --            12.51         11.22         11.22         11.22         11.22         11.22
   108           --             --            12.14         10.86         10.86         10.86         10.86         10.86
   109           --             --            12.57         11.22         11.22         11.22         11.22         11.22
   110           --             --            12.20         10.86         10.86         10.86         10.86         10.86
   111           --             --            12.23         10.85         10.85         10.85         10.85         10.85
   112           --             --            13.57         12.02         12.02         12.02         12.02         12.02
   113           --             --            12.29         10.85         10.85         10.85         10.85         10.85
   114           --             --            12.74         11.21         11.21         11.21         11.21         11.21
   115           --             --            12.36         10.85         10.85         10.85         10.85         10.85
   116           --             --            12.81         11.21         11.21         11.21         11.21         11.21
   117           --             --            12.43         10.85         10.85         10.85         10.85         10.85
   118           --             --            12.47         10.85         10.85         10.85         10.85         10.85
   119           --             --            12.92         11.21         11.21         11.21         11.21         11.21
   120           --             --            12.54         10.85         10.85         10.85         10.85         10.85
   121           --             --            13.00         11.21         11.21         11.21         11.21         11.21
   122           --             --            12.62         10.85         10.85         10.85         10.85         10.85
   123           --             --            12.67         10.85         10.85         10.85         10.85         10.85
   124           --             --            14.07         12.01         12.01         12.01         12.01         12.01
   125           --             --            12.75         10.85         10.85         10.85         10.85         10.85
   126           --             --            13.22         11.21         11.21         11.21         11.21         11.21
   127           --             --            12.84         10.84         10.84         10.84         10.84         10.84
   128           --             --            13.32         11.21         11.21         11.21         11.21         11.21
   129           --             --            12.94         10.84         10.84         10.84         10.84         10.84
   130           --             --            12.99         10.84         10.84         10.84         10.84         10.84
   131           --             --            13.48         11.20         11.20         11.20         11.20         11.20
   132           --             --            13.10         10.84         10.84         10.84         10.84         10.84
   133           --             --            13.59         11.20         11.20         11.20         11.20         11.20
   134           --             --            13.21         10.84         10.84         10.84         10.84         10.84
   135           --             --            13.26         10.84         10.84         10.84         10.84         10.84


  Period    M-6 Cap(%)    B-1 Cap(%)    B-2 Cap(%)    B-3 Cap(%)
  ------    ----------    ----------    ----------    ----------
            Actual/360    Actual/360    Actual/360    Actual/360

    91         10.87         10.87         10.87         10.87
    92         11.23         11.23         11.23         11.23
    93         10.87         10.87         10.87         10.87
    94         10.87         10.87         10.87         10.87
    95         11.23         11.23         11.23         11.23
    96         10.87         10.87         10.87         10.87
    97         11.23         11.23         11.23         11.23
    98         10.87         10.87         10.87         10.87
    99         10.86         10.86         10.86         10.86
   100         12.03         12.03         12.03         12.03
   101         10.86         10.86         10.86         10.86
   102         11.22         11.22         11.22         11.22
   103         10.86         10.86         10.86         10.86
   104         11.22         11.22         11.22         11.22
   105         10.86         10.86         10.86         10.86
   106         10.86         10.86         10.86         10.86
   107         11.22         11.22         11.22         11.22
   108         10.86         10.86         10.86         10.86
   109         11.22         11.22         11.22         11.22
   110         10.86         10.86         10.86         10.86
   111         10.85         10.85         10.85         10.85
   112         12.02         12.02         12.02         12.02
   113         10.85         10.85         10.85         10.85
   114         11.21         11.21         11.21         11.21
   115         10.85         10.85         10.85         10.85
   116         11.21         11.21         11.21         11.21
   117         10.85         10.85         10.85         10.85
   118         10.85         10.85         10.85          --
   119         11.21         11.21         11.21          --
   120         10.85         10.85         10.85          --
   121         11.21         11.21         11.21          --
   122         10.85         10.85         10.85          --
   123         10.85         10.85         10.85          --
   124         12.01         12.01         12.01          --
   125         10.85         10.85         10.85          --
   126         11.21         11.21         11.21          --
   127         10.84         10.84          --            --
   128         11.21         11.21          --            --
   129         10.84         10.84          --            --
   130         10.84         10.84          --            --
   131         11.20         11.20          --            --
   132         10.84         10.84          --            --
   133         11.20         11.20          --            --
   134         10.84         10.84          --            --
   135         10.84          --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


 Period      A-2A Cap(%)    A-2B Cap(%)    A-2C Cap(%)   M-1 Cap(%)    M-2 Cap(%)    M-3 Cap(%)    M-4 Cap(%)    M-5 Cap(%)
 ------      -----------    -----------    -----------   ----------    ----------    ----------    ----------    ----------
             Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

   136           --             --            14.24         11.59         11.59         11.59         11.59         11.59
   137           --             --            13.38         10.84         10.84         10.84         10.84         10.84
   138           --             --            13.89         11.20         11.20         11.20         11.20         11.20
   139           --             --            13.51         10.84         10.84         10.84         10.84         10.84
   140           --             --            14.02         11.20         11.20         11.20         11.20         11.20
   141           --             --            13.64         10.84         10.84         10.84         10.84         10.84
   142           --             --            13.71         10.84         10.84         10.84         10.84         10.84
   143           --             --            14.24         11.20         11.20         11.20         11.20         11.20
   144           --             --            13.85         10.84         10.84         10.84         10.84         10.84
   145           --             --            14.39         11.20         11.20         11.20         11.20         11.20
   146           --             --            14.00         10.84         10.84         10.84         10.84         10.84
   147           --             --            14.08         10.84         10.84         10.84         10.84         10.84
   148           --             --            15.68         12.00         12.00         12.00         12.00         12.00
   149           --             --            14.24         10.84         10.84         10.84         10.84         10.84
   150           --             --            14.81         11.20         11.20         11.20         11.20         11.20
   151           --             --            14.41         10.84         10.84         10.84         10.84          --
   152           --             --            14.99         11.20         11.20         11.20         11.20          --
   153           --             --            14.60         10.84         10.84         10.84         10.84          --
   154           --             --            14.69         10.84         10.84         10.84         10.84          --
   155           --             --            15.28         11.20         11.20         11.20         11.20          --
   156           --             --            14.89         10.84         10.84         10.84         10.84          --
   157           --             --            15.49         11.20         11.20         11.20         11.20          --
   158           --             --            15.09         10.84         10.84         10.84          --            --
   159           --             --            15.20         10.84         10.84         10.84          --            --
   160           --             --            16.95         12.00         12.00         12.00          --            --
   161           --             --            15.42         10.84         10.84         10.84          --            --
   162           --             --            16.06         11.20         11.20         11.20          --            --
   163           --             --            15.66         10.84         10.84          --            --            --
   164           --             --            16.31         11.20         11.20          --            --            --
   165           --             --            15.91         10.84         10.84          --            --            --
   166           --             --            16.04         10.84         10.84          --            --            --
   167           --             --            16.71         11.20         11.20          --            --            --
   168           --             --            16.31         10.84         10.84          --            --            --
   169           --             --            17.00         11.21         11.21          --            --            --
   170           --             --            16.59         10.84         10.84          --            --            --
   171           --             --            16.74         10.85         10.85          --            --            --
   172           --             --            18.70         12.01          --            --            --            --
   173           --             --            17.05         10.85          --            --            --            --
   174           --             --            17.78         11.21          --            --            --            --
   175           --             --            17.37         10.85          --            --            --            --
   176           --             --            18.13         11.21          --            --            --            --
   177           --             --            17.72         10.85          --            --            --            --
   178           --             --            17.89         10.85          --            --            --            --
   179           --             --            18.68         11.21          --            --            --            --
   180           --             --            18.26         10.85          --            --            --            --
   181           --             --            19.06         11.21          --            --            --            --
   182           --             --            18.64         10.85          --            --            --            --


 Period     M-6 Cap(%)    B-1 Cap(%)    B-2 Cap(%)    B-3 Cap(%)
 ------     ----------    ----------    ----------    ----------
            Actual/360    Actual/360    Actual/360    Actual/360

   136         11.59          --            --            --
   137         10.84          --            --            --
   138         11.20          --            --            --
   139         10.84          --            --            --
   140         11.20          --            --            --
   141         10.84          --            --            --
   142         10.84          --            --            --
   143         11.20          --            --            --
   144          --            --            --            --
   145          --            --            --            --
   146          --            --            --            --
   147          --            --            --            --
   148          --            --            --            --
   149          --            --            --            --
   150          --            --            --            --
   151          --            --            --            --
   152          --            --            --            --
   153          --            --            --            --
   154          --            --            --            --
   155          --            --            --            --
   156          --            --            --            --
   157          --            --            --            --
   158          --            --            --            --
   159          --            --            --            --
   160          --            --            --            --
   161          --            --            --            --
   162          --            --            --            --
   163          --            --            --            --
   164          --            --            --            --
   165          --            --            --            --
   166          --            --            --            --
   167          --            --            --            --
   168          --            --            --            --
   169          --            --            --            --
   170          --            --            --            --
   171          --            --            --            --
   172          --            --            --            --
   173          --            --            --            --
   174          --            --            --            --
   175          --            --            --            --
   176          --            --            --            --
   177          --            --            --            --
   178          --            --            --            --
   179          --            --            --            --
   180          --            --            --            --
   181          --            --            --            --
   182          --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period     A-2A Cap(%)    A-2B Cap(%)    A-2C Cap(%)   M-1 Cap(%)    M-2 Cap(%)    M-3 Cap(%)    M-4 Cap(%)    M-5 Cap(%)
  ------     -----------    -----------    -----------   ----------    ----------    ----------    ----------    ----------
             Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

   183           --             --            18.92          --            --            --            --            --
   184           --             --            20.62          --            --            --            --            --
   185           --             --            19.69          --            --            --            --            --
   186           --             --            20.78          --            --            --            --            --
   187           --             --            20.56          --            --            --            --            --
   188           --             --            21.75          --            --            --            --            --
   189           --             --            21.58          --            --            --            --            --
   190           --             --            22.15          --            --            --            --            --
   191           --             --            23.52          --            --            --            --            --
   192           --             --            23.44          --            --            --            --            --
   193           --             --            24.97          --            --            --            --            --
   194           --             --            24.97          --            --            --            --            --
   195           --             --            25.85          --            --            --            --            --
   196           --             --            29.70          --            --            --            --            --
   197           --             --            27.91          --            --            --            --            --
   198           --             --            30.09          --            --            --            --            --
   199           --             --            30.47          --            --            --            --            --
   200           --             --            33.07          --            --            --            --            --
   201           --             --            33.75          --            --            --            --            --
   202           --             --            35.75          --            --            --            --            --
   203           --             --            39.34          --            --            --            --            --
   204           --             --            40.80          --            --            --            --            --
   205           --             --            45.51          --            --            --            --            --
   206           --             --            47.97          --            --            --            --            --
   207           --             --            52.81          --            --            --            --            --
   208           --             --            65.24          --            --            --            --            --
   209           --             --            66.90          --            --            --            --            --
   210           --             --            80.32          --            --            --            --            --
   211           --             --            93.24          --            --            --            --            --
   212           --             --           121.25          --            --            --            --            --
   213           --             --           159.87          --            --            --            --            --
   214           --             --             --            --            --            --            --            --


 Period  M-6 Cap(%)    B-1 Cap(%)    B-2 Cap(%)    B-3 Cap(%)
 ------  ----------    ----------    ----------    ----------
         Actual/360    Actual/360    Actual/360    Actual/360

   183          --            --            --            --
   184          --            --            --            --
   185          --            --            --            --
   186          --            --            --            --
   187          --            --            --            --
   188          --            --            --            --
   189          --            --            --            --
   190          --            --            --            --
   191          --            --            --            --
   192          --            --            --            --
   193          --            --            --            --
   194          --            --            --            --
   195          --            --            --            --
   196          --            --            --            --
   197          --            --            --            --
   198          --            --            --            --
   199          --            --            --            --
   200          --            --            --            --
   201          --            --            --            --
   202          --            --            --            --
   203          --            --            --            --
   204          --            --            --            --
   205          --            --            --            --
   206          --            --            --            --
   207          --            --            --            --
   208          --            --            --            --
   209          --            --            --            --
   210          --            --            --            --
   211          --            --            --            --
   212          --            --            --            --
   213          --            --            --            --
   214          --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                        Group II Class A Cap                                        Class M Cap
            --------------------------------------------           ----------------------------------------------
Period         Balance ($)       Strike %     Ceiling %                Balance ($)        Strike %     Ceiling %
  1          414,251,000.00       6.30           9.10                176,178,000.00         5.50          8.40
  2          403,806,646.11       6.30           9.10                176,178,000.00         5.50          8.40
  3          393,409,401.62       6.30           9.10                176,178,000.00         5.50          8.40
  4          383,056,010.21       6.30           9.10                176,178,000.00         5.50          8.40
  5          372,743,771.04       6.30           9.10                176,178,000.00         5.50          8.40
  6          362,470,832.96       6.30           9.10                176,178,000.00         5.50          8.40
  7          352,236,189.32       6.30           9.10                176,178,000.00         5.50          8.40
  8          342,039,668.16       6.30           9.10                176,178,000.00         5.50          8.40
  9          331,881,917.72       6.30           9.10                176,178,000.00         5.50          8.40
  10         321,764,387.02       6.30           9.10                176,178,000.00         5.50          8.40
  11         311,689,301.72       6.30           9.10                176,178,000.00         5.50          8.40
  12         301,662,380.23       6.30           9.10                176,178,000.00         5.50          8.40
  13         291,872,266.73       6.40           9.10                176,178,000.00         5.50          8.40
  14         282,313,394.13       6.40           9.10                176,178,000.00         5.50          8.40
  15         272,980,325.84       6.40           9.10                176,178,000.00         5.50          8.40
  16         263,867,752.74       6.40           9.10                176,178,000.00         5.50          8.40
  17         254,970,490.18       6.40           9.10                176,178,000.00         5.50          8.40
  18         246,283,475.06       6.40           9.10                176,178,000.00         5.50          8.40
  19         237,801,762.98       6.40           9.10                176,178,000.00         5.50          8.40
  20         229,520,525.50       6.40           9.10                176,178,000.00         5.50          8.40
  21         221,391,942.99       7.50           9.15                176,178,000.00         6.45          8.65
  22         213,458,369.42       7.50           9.15                176,178,000.00         6.45          8.65
  23         205,713,043.22       7.50           9.15                176,178,000.00         6.45          8.65
  24         198,151,524.74       7.50           9.15                176,178,000.00         6.45          8.65
  25         190,769,478.67       7.50           9.15                176,178,000.00         6.45          8.65
  26         183,562,671.53       7.50           9.15                176,178,000.00         6.45          8.65
  27         176,527,429.93       8.60           9.25                176,178,000.00         7.35          8.85
  28         169,659,235.37       8.60           9.25                176,178,000.00         7.35          8.85
  29         162,954,146.59       8.60           9.25                176,178,000.00         7.35          8.85
  30         156,408,314.91       8.60           9.25                176,178,000.00         7.35          8.85
  31         150,017,982.13       8.60           9.25                176,178,000.00         7.35          8.85
  32         143,779,478.36       8.60           9.25                176,178,000.00         7.35          8.85
  33               --              --             --                 176,178,000.00         8.35          9.20
  34               --              --             --                 176,178,000.00         8.35          9.20
  35               --              --             --                 176,178,000.00         8.35          9.20
  36               --              --             --                 176,178,000.00         8.35          9.20
  37               --              --             --                 176,178,000.00         8.35          9.20
  38               --              --             --                 175,990,022.70         8.35          9.20
  39               --              --             --                       --                --            --
  40               --              --             --                       --                --            --


                            Class B Cap
            --------------------------------------------
Period        Balance ($)         Strike %     Ceiling %
  1          38,951,000.00          4.05          6.95
  2          38,951,000.00          4.05          6.95
  3          38,951,000.00          4.05          6.95
  4          38,951,000.00          4.05          6.95
  5          38,951,000.00          4.05          6.95
  6          38,951,000.00          4.05          6.95
  7          38,951,000.00          4.05          6.95
  8          38,951,000.00          4.05          6.95
  9          38,951,000.00          4.05          6.95
  10         38,951,000.00          4.05          6.95
  11         38,951,000.00          4.05          6.95
  12         38,951,000.00          4.05          6.95
  13         38,951,000.00          4.05          6.95
  14         38,951,000.00          4.05          6.95
  15         38,951,000.00          4.05          6.95
  16         38,951,000.00          4.05          6.95
  17         38,951,000.00          4.05          6.95
  18         38,951,000.00          4.05          6.95
  19         38,951,000.00          4.05          6.95
  20         38,951,000.00          4.05          6.95
  21         38,951,000.00          5.00          7.20
  22         38,951,000.00          5.00          7.20
  23         38,951,000.00          5.00          7.20
  24         38,951,000.00          5.00          7.20
  25         38,951,000.00          5.00          7.20
  26         38,951,000.00          5.00          7.20
  27         38,951,000.00          5.90          7.40
  28         38,951,000.00          5.90          7.40
  29         38,951,000.00          5.90          7.40
  30         38,951,000.00          5.90          7.40
  31         38,951,000.00          5.90          7.40
  32         38,951,000.00          5.90          7.40
  33         38,951,000.00          6.90          7.75
  34         38,951,000.00          6.90          7.75
  35         38,951,000.00          6.90          7.75
  36         38,951,000.00          6.90          7.75
  37         38,951,000.00          6.90          7.75
  38         32,616,059.86          6.90          7.75
  39               --                --            --
  40               --                --            --


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                    Page 24

--------------------------------------------------------------------------------
                       Class A-2A Target Balance Schedule
--------------------------------------------------------------------------------

        Distribution Date Month                        Target Balance ($)
        -----------------------                        ------------------
             November 2011                               $24,262,421.05
             December 2011                               $22,184,101.74
             January 2012                                $20,116,214.68
             February 2012                               $18,058,704.44
              March 2012                                 $16,011,515.90
              April 2012                                 $13,974,594.21
               May 2012                                  $11,947,884.81
               June 2012                                  $9,931,333.42
               July 2012                                  $7,924,886.07
              August 2012                                 $5,928,489.05
            September 2012                                $3,942,088.94
             October 2012                                 $1,965,632.60
     November 2012 and thereafter                                    --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                                  MSAC 2004-NC8
                                   All records

Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term


1. Summary Statistics

Number of Mortgage Loans: 6,488
Aggregate Principal Balance ($): 1,198,490,375
Weighted Average Current Mortgage Rate (%): 7.016
Non-Zero Weighted Average Margin (%): 5.554
Non-Zero Weighted Average Maximum Rate (%): 14.025
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months): 350
Weighted Average Combined Original LTV (%): 78.67
% First Liens: 98.27
% Owner Occupied: 93.87
% Purchase: 26.31
% Full Doc: 52.71
Weighted Average Credit Score: 618


2. Originator

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Originator                                               Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
New Century                                                6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------


3. Product Types

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Product Types                                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                3         184,080        0.02      6.331         115      65.49
Fixed - 15 Year                                              205      21,085,854        1.76      7.042         176      71.60
Fixed - 20 Year                                              280      19,814,380        1.65      8.238         236      81.51
Fixed - 25 Year                                                6         639,399        0.05      7.114         296      79.53
Fixed - 30 Year                                            1,701     295,940,966       24.69      6.901         356      75.78
ARM - 2 Year/6 Month                                       3,471     641,268,486       53.51      7.259         356      79.29
ARM - 3 Year/6 Month                                         169      31,792,373        2.65      6.995         356      77.56
ARM - 2 Year IO/6 Month                                      527     150,789,524       12.58      6.393         356      82.45
ARM - 3 Year IO/6 Month                                       88      25,421,330        2.12      6.065         356      78.16
ARM - 10 Year IO/1 Month                                      38      11,553,983        0.96      4.615         296      80.89
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Gross Interest Rates (%)                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                 57      17,325,029        1.45      4.669         320      79.24
5.000 - 5.999                                                867     220,252,520       18.38      5.710         350      73.65
6.000 - 6.999                                              1,997     431,133,383       35.97      6.538         351      77.71
7.000 - 7.999                                              1,862     327,116,451       27.29      7.501         352      80.99
8.000 - 8.999                                              1,006     141,068,767       11.77      8.435         352      81.31
9.000 - 9.999                                                346      38,884,365        3.24      9.445         348      81.05
10.000 - 10.999                                              276      18,653,962        1.56     10.391         322      90.54
11.000 - 11.999                                               65       3,471,468        0.29     11.302         305      94.71
12.000 - 12.999                                               12         584,429        0.05     12.170         313      86.76
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.100
Maximum: 12.550
Weighted Average: 7.016


5. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Cut-off Date Principal Balances ($)             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                    18         402,158        0.03     10.810         226     100.00
25,001 - 50,000                                              224       9,329,817        0.78      9.512         264      83.44
50,001 - 75,000                                              740      46,307,032        3.86      8.345         333      78.85
75,001 - 100,000                                             796      69,653,286        5.81      7.693         344      78.23
100,001 - 125,000                                            740      83,229,175        6.94      7.535         348      78.43
125,001 - 150,000                                            598      82,321,584        6.87      7.357         348      77.15
150,001 - 175,000                                            564      91,795,891        7.66      7.160         350      76.67
175,001 - 200,000                                            449      84,152,915        7.02      7.061         352      76.70
200,001 - 225,000                                            390      83,017,084        6.93      6.988         352      76.69
225,001 - 250,000                                            342      81,543,929        6.80      6.996         354      77.88
250,001 - 275,000                                            326      85,516,152        7.14      6.817         352      78.94
275,001 - 300,000                                            278      79,985,290        6.67      6.826         353      79.43
300,001 - 325,000                                            225      70,412,185        5.88      6.668         352      81.18
325,001 - 350,000                                            182      61,440,496        5.13      6.597         355      80.54
350,001 - 375,000                                            148      53,504,331        4.46      6.621         354      81.09
375,001 - 400,000                                            127      49,418,265        4.12      6.579         352      80.91
400,001 - 425,000                                             61      25,166,230        2.10      6.418         356      80.42
425,001 - 450,000                                             74      32,459,924        2.71      6.516         356      80.47
450,001 - 475,000                                             47      21,747,726        1.81      6.703         352      79.35
475,001 - 500,000                                             74      36,398,873        3.04      6.431         353      76.38
500,001 - 750,000                                             84      49,805,531        4.16      6.369         354      79.59
750,001 - 1,000,000                                            1         882,500        0.07      5.350         356      67.88
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 19,893
Maximum: 882,500
Average: 184,724


6. Stated Original Term (months)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Stated Original Term (months)                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
120                                                            3         184,080        0.02      6.331         115      65.49
180                                                          205      21,085,854        1.76      7.042         176      71.60
240                                                          280      19,814,380        1.65      8.238         236      81.51
300                                                           44      12,193,382        1.02      4.746         296      80.82
360                                                        5,956   1,145,212,680       95.55      7.018         356      78.73
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 354


7. Range of Stated Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Stated Remaining Terms (months)                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                      3         184,080        0.02      6.331         115      65.49
169 - 180                                                    205      21,085,854        1.76      7.042         176      71.60
229 - 240                                                    280      19,814,380        1.65      8.238         236      81.51
289 - 300                                                     44      12,193,382        1.02      4.746         296      80.82
349 - 360                                                  5,956   1,145,212,680       95.55      7.018         356      78.73
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 357
Weighted Average: 350


8. Range of Original Combined LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Original Combined LTV Ratios (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                                  2         181,558        0.02      6.291         356      13.10
15.01 - 20.00                                                  9         644,859        0.05      6.992         323      18.82
20.01 - 25.00                                                 12       1,080,190        0.09      6.760         332      23.13
25.01 - 30.00                                                 17       1,890,284        0.16      6.785         339      27.16
30.01 - 35.00                                                 31       3,393,702        0.28      6.849         333      32.73
35.01 - 40.00                                                 37       4,691,237        0.39      6.497         328      37.78
40.01 - 45.00                                                 77      12,380,401        1.03      6.517         344      42.47
45.01 - 50.00                                                106      18,544,777        1.55      6.530         346      47.73
50.01 - 55.00                                                130      21,916,679        1.83      6.771         345      52.91
55.01 - 60.00                                                217      37,016,954        3.09      6.787         346      58.00
60.01 - 65.00                                                391      73,765,543        6.15      6.674         349      63.41
65.01 - 70.00                                                555     100,692,877        8.40      6.950         349      68.52
70.01 - 75.00                                                671     127,252,498       10.62      7.044         351      73.87
75.01 - 80.00                                              1,554     305,072,899       25.45      6.848         351      79.48
80.01 - 85.00                                                783     156,619,677       13.07      6.954         353      84.33
85.01 - 90.00                                                977     204,011,042       17.02      7.054         353      89.65
90.01 - 95.00                                                428      88,277,712        7.37      7.300         353      94.65
95.01 - 100.00                                               491      41,057,488        3.43      9.186         331      99.97
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.10
Maximum: 100.00
Weighted Average: 78.67


9. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Gross Margins (%)                               Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,195     337,664,679       28.17      6.988         337      75.85
<= 3.500                                                      42      11,994,600        1.00      4.813         306      81.01
3.501 - 4.000                                                  6       1,577,197        0.13      5.494         309      81.19
4.001 - 4.500                                                  2         478,787        0.04      6.133         323      79.26
4.501 - 5.000                                                  3         670,224        0.06      6.539         356      76.27
5.001 - 5.500                                              1,889     372,540,540       31.08      6.768         356      80.72
5.501 - 6.000                                              1,764     378,881,581       31.61      7.166         356      80.77
6.001 - 6.500                                                313      54,129,815        4.52      7.510         356      73.67
6.501 - 7.000                                                269      39,990,463        3.34      8.182         356      69.28
7.001 - 7.500                                                  1         179,975        0.02      7.650         356      95.00
7.501 - 8.000                                                  2         202,351        0.02      8.797         355      76.52
8.001 - 8.500                                                  1          52,113        0.00      8.150         356      95.00
9.001 - 9.500                                                  1         128,051        0.01      9.300         357      75.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 9.300
Non-Zero Weighted Average: 5.554


10. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Minimum Mortgage Rates (%)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,195     337,664,679       28.17      6.988         337      75.85
<=5.000                                                       63      19,150,220        1.60      4.702         322      79.34
5.001 - 5.500                                                181      53,076,307        4.43      5.343         355      75.88
5.501 - 6.000                                                418     103,843,279        8.66      5.828         356      76.64
6.001 - 6.500                                                503     118,557,270        9.89      6.335         356      78.38
6.501 - 7.000                                                779     168,507,455       14.06      6.797         356      79.93
7.001 - 7.500                                                642     123,897,137       10.34      7.292         356      81.21
7.501 - 8.000                                                716     127,667,312       10.65      7.776         356      82.14
8.001 - 8.500                                                414      66,436,487        5.54      8.275         356      82.95
8.501 - 9.000                                                320      44,849,757        3.74      8.745         356      81.40
9.001 - 9.500                                                135      18,379,065        1.53      9.249         356      79.87
9.501 - 10.000                                                82      11,610,518        0.97      9.791         356      75.99
10.001 -10.500                                                23       2,701,148        0.23     10.276         356      72.54
10.501 - 11.000                                               10       1,411,704        0.12     10.772         356      67.99
11.001 - 11.500                                                3         412,909        0.03     11.356         356      65.72
11.501 - 12.000                                                2         152,305        0.01     11.573         356      72.70
12.001 - 12.500                                                2         172,823        0.01     12.236         356      55.22
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.100
Maximum: 12.250
Non-Zero Weighted Average: 7.026


11. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Maximum Mortgage Rates (%)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,195     337,664,679       28.17      6.988         337      75.85
<= 12.500                                                    249      73,162,849        6.10      5.185         346      76.85
12.501 - 13.000                                              424     104,616,080        8.73      5.839         356      76.51
13.001 - 13.500                                              506     118,728,670        9.91      6.341         356      78.31
13.501 - 14.000                                              779     168,713,089       14.08      6.804         356      80.05
14.001 - 14.500                                              640     123,927,616       10.34      7.300         356      81.35
14.501 - 15.000                                              711     126,641,847       10.57      7.777         356      82.12
15.001 - 15.500                                              410      65,777,947        5.49      8.277         356      82.81
15.501 - 16.000                                              320      44,826,227        3.74      8.750         356      81.41
16.001 - 16.500                                              134      18,167,404        1.52      9.250         356      79.92
16.501 - 17.000                                               81      11,535,383        0.96      9.802         356      76.03
17.001 - 17.500                                               23       2,701,148        0.23     10.276         356      72.54
17.501 - 18.000                                                9       1,289,400        0.11     10.793         356      67.80
18.001 - 18.500                                                3         412,909        0.03     11.356         356      65.72
18.501 - 19.000                                                2         152,305        0.01     11.573         356      72.70
19.001 - 19.500                                                2         172,823        0.01     12.236         356      55.22
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.500
Maximum: 19.250
Non-Zero Weighted Average: 14.025


12. Initial Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Initial Periodic Cap (%)                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,195     337,664,679       28.17      6.988         337      75.85
1                                                             36       5,701,365        0.48      7.561         356      76.81
1.5                                                        4,217     843,413,219       70.37      7.056         356      79.77
3                                                             40      11,711,112        0.98      4.670         297      80.98
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.517


13. Subsequent Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Subsequent Periodic Cap (%)                              Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,195     337,664,679       28.17      6.988         337      75.85
                                                    1         37       5,800,117        0.48      7.576         356      77.03
                                                  1.5      4,218     843,471,596       70.38      7.056         356      79.77
                                                    3         38      11,553,983        0.96      4.615         296      80.89
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.517


14. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Next Rate Adjustment Dates                               Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,195     337,664,679       28.17      6.988         337      75.85
Dec-04                                                        38      11,553,983        0.96      4.615         296      80.89
Dec-05                                                         1         363,005        0.03      7.750         349      77.32
Jan-06                                                         1         152,017        0.01      8.600         350      90.00
Apr-06                                                         2         605,326        0.05      6.297         353      77.14
May-06                                                        60      18,095,511        1.51      6.093         354      77.47
Jun-06                                                       327      78,871,324        6.58      6.431         355      80.21
Jul-06                                                     3,269     637,493,387       53.19      7.200         356      80.57
Aug-06                                                       338      56,477,439        4.71      7.141         357      72.58
May-07                                                         2         212,577        0.02      7.212         354      86.90
Jun-07                                                        37       9,584,904        0.80      6.021         355      77.48
Jul-07                                                       187      42,316,566        3.53      6.699         356      78.21
Aug-07                                                        31       5,099,656        0.43      6.637         357      74.91
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------


15. Geographic Distribution of Mortgaged Properties

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Geographic Distribution of Mortgaged Properties          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
California                                                 2,023     498,205,032       41.57      6.616         351      76.74
New York                                                     326      82,314,767        6.87      6.919         351      77.40
Florida                                                      574      78,941,977        6.59      7.410         348      79.68
New Jersey                                                   226      49,864,300        4.16      7.259         350      78.81
Texas                                                        409      43,970,965        3.67      7.601         334      80.53
Illinois                                                     240      41,830,156        3.49      7.544         353      82.02
Nevada                                                       189      37,992,202        3.17      7.222         354      80.37
Massachusetts                                                163      37,038,461        3.09      7.058         352      80.00
Maryland                                                     138      25,928,026        2.16      7.206         349      78.18
Hawaii                                                        85      23,120,360        1.93      6.327         351      76.28
Virginia                                                     120      22,951,890        1.92      7.336         354      79.08
Michigan                                                     193      22,747,438        1.90      7.832         353      80.59
Washington                                                   132      22,409,954        1.87      7.135         352      82.95
Arizona                                                      146      20,965,769        1.75      7.107         352      83.06
Pennsylvania                                                 151      17,968,623        1.50      7.265         342      81.71
Other                                                      1,373     172,240,457       14.37      7.495         348      81.04
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 51


16. Occupancy

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Occupancy                                                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Primary                                                    6,066   1,125,042,771       93.87      6.998         350      78.63
Investment                                                   368      61,221,853        5.11      7.331         352      79.09
Second Home                                                   54      12,225,751        1.02      7.074         348      79.49
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------


17. Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Property Type                                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                    4,991     890,801,093       74.33      7.016         350      78.36
Planned Unit Development                                     685     139,727,366       11.66      7.044         350      80.35
2-4 Family                                                   429     100,739,515        8.41      7.014         352      78.59
Condo                                                        383      67,222,402        5.61      6.955         350      79.34
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Loan Purpose                                             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                        4,375     820,346,478       68.45      6.935         351      76.00
Purchase                                                   1,700     315,287,965       26.31      7.244         350      85.91
Refinance - Rate Term                                        413      62,855,933        5.24      6.925         346      77.07
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Documentation Level                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
Full                                                       3,729     631,677,489       52.71      6.880         349      78.28
Stated Documentation                                       2,507     516,562,240       43.10      7.193         352      79.15
Limited                                                      252      50,250,646        4.19      6.903         352      78.45
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------


20. Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Credit Score                                             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
500 - 524                                                    475      69,698,486        5.82      8.355         351      72.32
525 - 549                                                    713     110,309,775        9.20      7.866         352      74.52
550 - 574                                                    879     143,573,482       11.98      7.342         353      76.03
575 - 599                                                    779     137,743,792       11.49      7.107         350      77.29
600 - 624                                                    982     193,880,334       16.18      6.806         351      79.43
625 - 649                                                    993     205,157,423       17.12      6.691         350      80.92
650 - 674                                                    683     123,478,326       10.30      6.883         349      82.32
675 - 699                                                    402      85,018,199        7.09      6.618         347      81.14
700 - 724                                                    263      59,240,546        4.94      6.406         347      81.89
725 - 749                                                    163      33,400,992        2.79      6.409         343      80.03
750 - 774                                                    110      25,488,004        2.13      6.189         346      80.16
775 - 799                                                     42      10,225,804        0.85      6.005         345      72.03
800 +                                                          4       1,275,213        0.11      6.129         356      70.61
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 618


21. Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Prepayment Penalty Term                                  Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
 0                                                         1,545     262,906,276       21.94      7.425         347      80.16
12                                                           274      63,789,861        5.32      7.019         349      77.75
24                                                         3,116     592,921,041       49.47      6.993         355      79.84
36                                                         1,553     278,873,198       23.27      6.678         343      74.96
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27


22. Lien Position

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Lien Position                                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                   6,119   1,177,804,757       98.27      6.956         351      78.30
2nd Lien                                                     369      20,685,618        1.73     10.402         308      99.49
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------


23. Interest Only Term

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Interest Only Term                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
--------------------------------------------------------------------------------------------------------------------------------
0                                                          5,835   1,010,725,539       84.33      7.160         350      78.09
24                                                           527     150,789,524       12.58      6.393         356      82.45
36                                                            88      25,421,330        2.12      6.065         356      78.16
120                                                           38      11,553,983        0.96      4.615         296      80.89
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                     6,488   1,198,490,375      100.00      7.016         350      78.67
--------------------------------------------------------------------------------------------------------------------------------

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

                                 MORGAN STANLEY
                                  MSAC 2004-NC8
                                     Group 1

Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 4,160
Aggregate Principal Balance ($): 674,452,720
Weighted Average Current Mortgage Rate (%): 7.009
Non-Zero Weighted Average Margin (%): 5.542
Non-Zero Weighted Average Maximum Rate (%): 13.998
Weighted Average Stated Original Term (months): 353
Weighted Average Stated Remaining Term (months): 349
Weighted Average Combined Original LTV (%): 78.43
% First Liens: 98.26
% Owner Occupied: 92.67
% Purchase: 24.06
% Full Doc: 54.12
Weighted Average Credit Score: 618


2. Originator

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Originator                                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
New Century                                                4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------


3. Product Types

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                2       135,566        0.02      5.752         115      71.04
Fixed - 15 Year                                              146    14,396,185        2.13      6.928         176      70.20
Fixed - 20 Year                                              243    15,128,128        2.24      8.399         236      83.34
Fixed - 25 Year                                                3       279,969        0.04      7.436         296      77.07
Fixed - 30 Year                                            1,103   172,298,271       25.55      6.912         356      74.56
ARM - 2 Year/6 Month                                       2,256   385,675,566       57.18      7.119         356      79.24
ARM - 3 Year/6 Month                                         115    19,219,880        2.85      6.808         356      76.06
ARM - 2 Year IO/6 Month                                      241    54,202,608        8.04      6.568         356      85.61
ARM - 3 Year IO/6 Month                                       30     7,136,818        1.06      6.427         356      82.18
ARM - 10 Year IO/1 Month                                      21     5,979,730        0.89      4.702         296      82.42
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Interest Rates (%)                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                 28     7,066,278        1.05      4.680         314      81.48
5.000 - 5.999                                                553   111,074,259       16.47      5.745         347      72.55
6.000 - 6.999                                              1,393   258,454,732       38.32      6.541         350      77.29
7.000 - 7.999                                              1,257   201,282,922       29.84      7.486         352      80.99
8.000 - 8.999                                                521    67,856,852       10.06      8.432         350      81.23
9.000 - 9.999                                                161    16,169,924        2.40      9.453         344      80.61
10.000 - 10.999                                              183     9,703,572        1.44     10.419         302      91.80
11.000 - 11.999                                               55     2,457,118        0.36     11.316         288      99.13
12.000 - 12.999                                                9       387,062        0.06     12.188         292      87.30
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Minimum: 4.100
Maximum: 12.550
Weighted Average: 7.009


5. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Cut-off Date Principal Balances ($)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                    18       402,158        0.06     10.810         226     100.00
25,001 - 50,000                                              192     7,738,924        1.15      9.792         254      88.08
50,001 - 75,000                                              496    30,833,843        4.57      8.267         333      78.98
75,001 - 100,000                                             509    44,483,475        6.60      7.344         342      76.36
100,001 - 125,000                                            494    55,564,540        8.24      7.284         348      77.86
125,001 - 150,000                                            401    55,403,401        8.21      7.134         346      76.44
150,001 - 175,000                                            413    67,476,101       10.00      7.006         349      77.64
175,001 - 200,000                                            330    61,798,275        9.16      6.963         354      76.55
200,001 - 225,000                                            286    61,031,272        9.05      6.833         352      76.76
225,001 - 250,000                                            253    60,288,595        8.94      6.852         353      77.70
250,001 - 275,000                                            244    64,054,756        9.50      6.700         351      79.19
275,001 - 300,000                                            214    61,586,012        9.13      6.717         354      79.98
300,001 - 325,000                                            186    58,232,653        8.63      6.641         352      81.45
325,001 - 350,000                                             62    20,554,041        3.05      6.592         355      80.11
350,001 - 375,000                                             20     7,240,578        1.07      6.638         356      82.80
375,001 - 400,000                                             19     7,422,117        1.10      6.688         356      84.19
400,001 - 425,000                                              8     3,281,238        0.49      6.993         356      85.13
425,001 - 450,000                                              5     2,208,550        0.33      6.103         356      79.66
450,001 - 475,000                                              3     1,392,533        0.21      6.600         356      67.38
475,001 - 500,000                                              7     3,459,657        0.51      6.855         356      80.74
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Minimum: 19,893
Maximum: 500,000
Average: 162,128


6. Stated Original Term (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Stated Original Term (months)                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
120                                                            2       135,566        0.02      5.752         115      71.04
180                                                          146    14,396,185        2.13      6.928         176      70.20
240                                                          243    15,128,128        2.24      8.399         236      83.34
300                                                           24     6,259,699        0.93      4.824         296      82.18
360                                                        3,745   638,533,142       94.67      6.999         356      78.46
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 353


7. Range of Stated Remaining Terms (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Stated Remaining Terms (months)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
109 - 120                                                      2       135,566        0.02      5.752         115      71.04
169 - 180                                                    146    14,396,185        2.13      6.928         176      70.20
229 - 240                                                    243    15,128,128        2.24      8.399         236      83.34
289 - 300                                                     24     6,259,699        0.93      4.824         296      82.18
349 - 360                                                  3,745   638,533,142       94.67      6.999         356      78.46
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 357
Weighted Average: 349


8. Range of Original Combined LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Original Combined LTV Ratios (%)                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                                  2       181,558        0.03      6.291         356      13.10
15.01 - 20.00                                                  7       495,265        0.07      6.680         313      18.61
20.01 - 25.00                                                  7       713,334        0.11      6.639         320      22.60
25.01 - 30.00                                                 13     1,282,904        0.19      6.662         340      27.56
30.01 - 35.00                                                 22     2,460,458        0.36      6.753         341      32.60
35.01 - 40.00                                                 29     3,377,398        0.50      6.549         335      37.71
40.01 - 45.00                                                 54     7,857,466        1.17      6.469         338      42.39
45.01 - 50.00                                                 73    10,630,386        1.58      6.731         346      47.84
50.01 - 55.00                                                 85    13,246,307        1.96      6.726         343      52.75
55.01 - 60.00                                                144    23,073,364        3.42      6.744         342      58.05
60.01 - 65.00                                                267    44,971,039        6.67      6.645         348      63.38
65.01 - 70.00                                                356    57,482,290        8.52      6.921         347      68.54
70.01 - 75.00                                                399    68,687,149       10.18      6.998         351      73.80
75.01 - 80.00                                                941   161,821,907       23.99      6.845         350      79.47
80.01 - 85.00                                                478    83,672,342       12.41      6.991         353      84.40
85.01 - 90.00                                                651   116,993,116       17.35      7.094         353      89.67
90.01 - 95.00                                                286    53,135,641        7.88      7.172         351      94.75
95.01 - 100.00                                               346    24,370,795        3.61      9.132         321      99.97
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Minimum: 12.10
Maximum: 100.00
Weighted Average: 78.43


9. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Margins (%)                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           1,497   202,238,118       29.99      7.025         334      74.91
<= 3.500                                                      23     6,092,607        0.90      4.982         311      82.74
3.501 - 4.000                                                  5     1,460,997        0.22      5.531         310      81.68
4.001 - 4.500                                                  2       478,787        0.07      6.133         323      79.26
4.501 - 5.000                                                  2       421,357        0.06      7.242         356      72.75
5.001 - 5.500                                              1,257   216,117,462       32.04      6.797         356      80.85
5.501 - 6.000                                              1,045   196,299,284       29.10      7.145         356      80.87
6.001 - 6.500                                                188    30,384,010        4.50      7.385         356      73.66
6.501 - 7.000                                                139    20,652,072        3.06      7.915         356      69.66
7.001 - 7.500                                                  1       179,975        0.03      7.650         356      95.00
9.001 - 9.500                                                  1       128,051        0.02      9.300         357      75.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 9.300
Non-Zero Weighted Average: 5.542


10. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Minimum Mortgage Rates (%)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           1,497   202,238,118       29.99      7.025         334      74.91
<=5.000                                                       30     7,574,278        1.12      4.706         315      81.34
5.001 - 5.500                                                 88    19,656,569        2.91      5.341         354      75.26
5.501 - 6.000                                                284    57,252,437        8.49      5.827         356      76.53
6.001 - 6.500                                                358    72,109,546       10.69      6.333         356      78.12
6.501 - 7.000                                                549   102,345,324       15.17      6.805         356      79.87
7.001 - 7.500                                                440    75,560,516       11.20      7.291         356      81.03
7.501 - 8.000                                                461    74,377,181       11.03      7.757         356      83.01
8.001 - 8.500                                                205    29,968,767        4.44      8.271         356      82.93
8.501 - 9.000                                                149    19,908,370        2.95      8.732         356      82.38
9.001 - 9.500                                                 55     7,355,849        1.09      9.264         356      80.04
9.501 - 10.000                                                30     4,351,921        0.65      9.798         356      75.29
10.001 -10.500                                                 7       850,390        0.13     10.309         356      72.22
10.501 - 11.000                                                5       710,679        0.11     10.805         356      66.08
11.501 - 12.000                                                1        69,911        0.01     11.600         356      70.00
12.001 - 12.500                                                1       122,865        0.02     12.250         356      60.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.100
Maximum: 12.250
Non-Zero Weighted Average: 7.001


11. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Maximum Mortgage Rates (%)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           1,497   202,238,118       29.99      7.025         334      74.91
<= 12.500                                                    121    27,756,470        4.12      5.178         343      77.06
12.501 - 13.000                                              290    58,025,238        8.60      5.846         356      76.29
13.001 - 13.500                                              363    72,691,645       10.78      6.343         356      78.01
13.501 - 14.000                                              547   101,927,558       15.11      6.810         356      80.06
14.001 - 14.500                                              436    75,219,042       11.15      7.299         356      81.23
14.501 - 15.000                                              457    73,843,934       10.95      7.759         356      82.95
15.001 - 15.500                                              203    29,682,179        4.40      8.275         356      82.70
15.501 - 16.000                                              149    19,965,370        2.96      8.739         356      82.44
16.001 - 16.500                                               54     7,144,188        1.06      9.268         356      80.20
16.501 - 17.000                                               29     4,205,133        0.62      9.803         356      75.47
17.001 - 17.500                                                7       850,390        0.13     10.309         356      72.22
17.501 - 18.000                                                5       710,679        0.11     10.805         356      66.08
18.501 - 19.000                                                1        69,911        0.01     11.600         356      70.00
19.001 - 19.500                                                1       122,865        0.02     12.250         356      60.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.700
Maximum: 19.250
Non-Zero Weighted Average: 13.998


12. Initial Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Initial Periodic Cap (%)                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           1,497   202,238,118       29.99      7.025         334      74.91
1                                                             26     3,608,915        0.54      7.490         356      74.43
1.5                                                        2,615   462,527,204       68.58      7.028         356      79.94
3                                                             22     6,078,483        0.90      4.762         297      82.54
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.515


13. Subsequent Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Subsequent Periodic Cap (%)                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           1,497   202,238,118       29.99      7.025         334      74.91
1                                                             27     3,707,668        0.55      7.515         356      74.85
1.5                                                        2,615   462,527,204       68.58      7.028         356      79.94
3                                                             21     5,979,730        0.89      4.702         296      82.42
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.515


14. Next Rate Adjustment Dates

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Next Rate Adjustment Dates                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           1,497   202,238,118       29.99      7.025         334      74.91
Dec-04                                                        21     5,979,730        0.89      4.702         296      82.42
Jan-06                                                         1       152,017        0.02      8.600         350      90.00
Apr-06                                                         1       238,346        0.04      6.138         353      72.73
May-06                                                        24     5,464,524        0.81      6.289         354      81.46
Jun-06                                                       168    32,055,149        4.75      6.517         355      82.03
Jul-06                                                     2,087   367,660,179       54.51      7.112         356      80.58
Aug-06                                                       216    34,307,958        5.09      7.018         357      72.03
May-07                                                         2       212,577        0.03      7.212         354      86.90
Jun-07                                                        13     2,894,376        0.43      6.392         355      81.41
Jul-07                                                       107    19,318,862        2.86      6.755         356      77.75
Aug-07                                                        23     3,930,882        0.58      6.659         357      74.35
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------


15. Geographic Distribution of Mortgaged Properties

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Geographic Distribution of Mortgaged Properties          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
California                                                 1,312   269,088,809       39.90      6.653         350      75.60
Florida                                                      373    46,959,671        6.96      7.386         347      79.46
New York                                                     193    43,920,889        6.51      6.923         350      75.70
New Jersey                                                   128    26,798,860        3.97      7.197         350      80.05
Texas                                                        256    24,554,980        3.64      7.443         327      81.04
Illinois                                                     146    22,819,456        3.38      7.457         353      83.09
Nevada                                                       123    21,886,381        3.25      7.176         353      80.92
Massachusetts                                                100    21,469,604        3.18      6.889         350      78.83
Hawaii                                                        58    15,008,188        2.23      6.386         355      77.87
Maryland                                                      87    14,929,207        2.21      7.082         349      78.29
Washington                                                    96    14,122,024        2.09      7.264         350      83.91
Virginia                                                      73    12,709,096        1.88      7.268         353      80.18
Michigan                                                     118    12,576,915        1.86      7.648         351      80.14
Arizona                                                       99    11,782,258        1.75      7.291         352      84.45
Pennsylvania                                                 101    11,680,642        1.73      7.151         341      82.65
Other                                                        897   104,145,740       15.44      7.422         346      81.53
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 51


16. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Occupancy                                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Primary                                                    3,862   625,026,294       92.67      6.992         348      78.35
Investment                                                   268    43,050,362        6.38      7.247         355      79.24
Second Home                                                   30     6,376,063        0.95      7.030         346      80.34
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------


17. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Property Type                                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                    3,166   493,639,680       73.19      7.014         348      78.00
2-4 Family                                                   309    70,712,481       10.48      6.966         351      78.36
Planned Unit Development                                     426    70,045,728       10.39      7.061         349      81.28
Condo                                                        259    40,054,831        5.94      6.928         349      78.77
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Loan Purpose                                             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                        2,792   471,432,179       69.90      6.872         350      75.72
Purchase                                                   1,083   162,245,871       24.06      7.445         348      86.51
Refinance - Rate Term                                        285    40,774,669        6.05      6.856         343      77.50
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Documentation Level                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Full                                                       2,406   365,011,305       54.12      6.872         348      77.78
Stated Documentation                                       1,602   283,958,837       42.10      7.194         350      79.15
Limited                                                      152    25,482,578        3.78      6.912         349      79.56
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------


20. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Credit Score                                             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
500 - 524                                                    225    31,311,565        4.64      8.195         350      71.71
525 - 549                                                    418    60,813,543        9.02      7.733         352      74.06
550 - 574                                                    571    89,735,795       13.30      7.229         352      74.87
575 - 599                                                    525    82,519,847       12.24      7.097         349      77.10
600 - 624                                                    635   106,070,162       15.73      6.870         350      79.45
625 - 649                                                    663   114,121,080       16.92      6.758         349      81.10
650 - 674                                                    473    73,785,369       10.94      6.903         347      82.06
675 - 699                                                    260    45,473,581        6.74      6.671         346      81.84
700 - 724                                                    182    33,199,558        4.92      6.441         342      81.61
725 - 749                                                    107    18,201,842        2.70      6.590         342      78.58
750 - 774                                                     75    14,615,757        2.17      6.273         348      79.89
775 - 799                                                     25     4,477,214        0.66      6.032         335      64.32
800 +                                                          1       127,407        0.02      6.000         356      80.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 803
Non-Zero Weighted Average: 618


21. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Prepayment Penalty Term                                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
0                                                            943   140,912,364       20.89      7.399         345      80.47
12                                                           161    32,573,436        4.83      6.976         348      76.19
24                                                         2,014   337,918,678       50.10      6.976         355      79.90
36                                                         1,042   163,048,241       24.17      6.746         340      74.05
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27


22. Lien Position

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
Lien                                                    Mortgage    Principal    Principal   Interest     Term      Original
Position                                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
1st Lien                                                   3,895   662,714,796       98.26      6.946         350      78.06
2nd Lien                                                     265    11,737,924        1.74     10.545         286      99.26
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------


23. Interest Only Term

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Interest Only Term                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
0                                                          3,868   607,133,564       90.02      7.078         349      77.70
24                                                           241    54,202,608        8.04      6.568         356      85.61
36                                                            30     7,136,818        1.06      6.427         356      82.18
120                                                           21     5,979,730        0.89      4.702         296      82.42
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     4,160   674,452,720      100.00      7.009         349      78.43
----------------------------------------------------------------------------------------------------------------------------


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BY THE U.K. SECURITIES AND FUTURES

                                 MORGAN STANLEY
                                  MSAC 2004-NC8
                                     Group 2

Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term


1. Summary Statistics

Number of Mortgage Loans: 2,328
Aggregate Principal Balance ($): 524,037,656
Weighted Average Current Mortgage Rate (%): 7.025
Non-Zero Weighted Average Margin (%): 5.569
Non-Zero Weighted Average Maximum Rate (%): 14.059
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 78.97
% First Liens: 98.29
% Owner Occupied: 95.42
% Purchase: 29.20
% Full Doc: 50.89
Weighted Average Credit Score: 618



2. Originator

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Originator                                               Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
New Century                                                2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------


3. Product Types

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Product Types                                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                1          48,514        0.01      7.950         115      50.00
Fixed - 15 Year                                               59       6,689,669        1.28      7.286         176      74.62
Fixed - 20 Year                                               37       4,686,252        0.89      7.720         236      75.59
Fixed - 25 Year                                                3         359,430        0.07      6.863         296      81.44
Fixed - 30 Year                                              598     123,642,696       23.59      6.885         356      77.46
ARM - 2 Year/6 Month                                       1,215     255,592,920       48.77      7.469         356      79.36
ARM - 3 Year/6 Month                                          54      12,572,494        2.40      7.281         356      79.85
ARM - 2 Year IO/6 Month                                      286      96,586,916       18.43      6.295         355      80.67
ARM - 3 Year IO/6 Month                                       58      18,284,513        3.49      5.923         356      76.59
ARM - 10 Year IO/1 Month                                      17       5,574,253        1.06      4.521         296      79.25
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Gross Interest Rates (%)                        Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                 29      10,258,751        1.96      4.661         324      77.69
5.000 - 5.999                                                314     109,178,260       20.83      5.676         353      74.78
6.000 - 6.999                                                604     172,678,651       32.95      6.533         353      78.33
7.000 - 7.999                                                605     125,833,529       24.01      7.525         352      80.99
8.000 - 8.999                                                485      73,211,915       13.97      8.438         353      81.38
9.000 - 9.999                                                185      22,714,441        4.33      9.439         351      81.36
10.000 - 10.999                                               93       8,950,390        1.71     10.361         343      89.17
11.000 - 11.999                                               10       1,014,351        0.19     11.268         346      84.00
12.000 - 12.999                                                3         197,367        0.04     12.136         356      85.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.100
Maximum: 12.250
Weighted Average: 7.025


5. Range of Cut-off Date Principal Balances ($)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Cut-off Date Principal Balances ($)             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                               32       1,590,893        0.30      8.152         315      60.82
50,001 - 75,000                                              244      15,473,189        2.95      8.502         334      78.60
75,001 - 100,000                                             287      25,169,811        4.80      8.310         346      81.55
100,001 - 125,000                                            246      27,664,635        5.28      8.038         348      79.58
125,001 - 150,000                                            197      26,918,183        5.14      7.817         351      78.63
150,001 - 175,000                                            151      24,319,789        4.64      7.585         353      73.99
175,001 - 200,000                                            119      22,354,640        4.27      7.333         348      77.13
200,001 - 225,000                                            104      21,985,812        4.20      7.418         352      76.50
225,001 - 250,000                                             89      21,255,333        4.06      7.404         355      78.39
250,001 - 275,000                                             82      21,461,396        4.10      7.166         354      78.18
275,001 - 300,000                                             64      18,399,278        3.51      7.191         349      77.60
300,001 - 325,000                                             39      12,179,532        2.32      6.799         351      79.91
325,001 - 350,000                                            120      40,886,455        7.80      6.599         356      80.76
350,001 - 375,000                                            128      46,263,753        8.83      6.618         354      80.82
375,001 - 400,000                                            108      41,996,149        8.01      6.559         352      80.33
400,001 - 425,000                                             53      21,884,992        4.18      6.332         356      79.71
425,001 - 450,000                                             69      30,251,374        5.77      6.547         356      80.53
450,001 - 475,000                                             44      20,355,192        3.88      6.710         352      80.17
475,001 - 500,000                                             67      32,939,216        6.29      6.387         352      75.92
500,001 - 750,000                                             84      49,805,531        9.50      6.369         354      79.59
750,001 - 1,000,000                                            1         882,500        0.17      5.350         356      67.88
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 48,279
Maximum: 882,500
Average: 225,102


6. Stated Original Term (months)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Stated Original Term (months)                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
120                                                            1          48,514        0.01      7.950         115      50.00
180                                                           59       6,689,669        1.28      7.286         176      74.62
240                                                           37       4,686,252        0.89      7.720         236      75.59
300                                                           20       5,933,683        1.13      4.663         296      79.38
360                                                        2,211     506,679,538       96.69      7.042         356      79.06
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356


7. Range of Stated Remaining Terms (months)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Stated Remaining Terms (months)                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                      1          48,514        0.01      7.950         115      50.00
169 - 180                                                     59       6,689,669        1.28      7.286         176      74.62
229 - 240                                                     37       4,686,252        0.89      7.720         236      75.59
289 - 300                                                     20       5,933,683        1.13      4.663         296      79.38
349 - 360                                                  2,211     506,679,538       96.69      7.042         356      79.06
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 357
Weighted Average: 352


8. Range of Original Combined LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Original Combined LTV Ratios (%)                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                                  2         149,593        0.03      8.025         356      19.49
20.01 - 25.00                                                  5         366,856        0.07      6.995         356      24.15
25.01 - 30.00                                                  4         607,380        0.12      7.043         338      26.31
30.01 - 35.00                                                  9         933,244        0.18      7.102         310      33.06
35.01 - 40.00                                                  8       1,313,839        0.25      6.365         312      37.96
40.01 - 45.00                                                 23       4,522,935        0.86      6.600         354      42.61
45.01 - 50.00                                                 33       7,914,391        1.51      6.260         347      47.59
50.01 - 55.00                                                 45       8,670,371        1.65      6.841         349      53.16
55.01 - 60.00                                                 73      13,943,590        2.66      6.858         353      57.92
60.01 - 65.00                                                124      28,794,504        5.49      6.718         352      63.47
65.01 - 70.00                                                199      43,210,587        8.25      6.990         352      68.50
70.01 - 75.00                                                272      58,565,348       11.18      7.099         352      73.96
75.01 - 80.00                                                613     143,250,992       27.34      6.851         351      79.49
80.01 - 85.00                                                305      72,947,335       13.92      6.912         352      84.26
85.01 - 90.00                                                326      87,017,926       16.61      7.000         354      89.62
90.01 - 95.00                                                142      35,142,071        6.71      7.494         355      94.51
95.01 - 100.00                                               145      16,686,693        3.18      9.266         346      99.97
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 19.23
Maximum: 100.00
Weighted Average: 78.97


9. Range of Gross Margins (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Gross Margins (%)                               Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             698     135,426,561       25.84      6.934         343      77.26
<= 3.500                                                      19       5,901,993        1.13      4.638         300      79.23
3.501 - 4.000                                                  1         116,200        0.02      5.030         296      74.97
4.501 - 5.000                                                  1         248,867        0.05      5.350         356      82.24
5.001 - 5.500                                                632     156,423,078       29.85      6.727         356      80.53
5.501 - 6.000                                                719     182,582,297       34.84      7.189         356      80.66
6.001 - 6.500                                                125      23,745,805        4.53      7.669         356      73.68
6.501 - 7.000                                                130      19,338,391        3.69      8.468         356      68.88
7.501 - 8.000                                                  2         202,351        0.04      8.797         355      76.52
8.001 - 8.500                                                  1          52,113        0.01      8.150         356      95.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 8.150
Non-Zero Weighted Average: 5.569


10. Range of Minimum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Minimum Mortgage Rates (%)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             698     135,426,561       25.84      6.934         343      77.26
<=5.000                                                       33      11,575,942        2.21      4.700         327      78.03
5.001 - 5.500                                                 93      33,419,738        6.38      5.344         355      76.24
5.501 - 6.000                                                134      46,590,842        8.89      5.829         356      76.77
6.001 - 6.500                                                145      46,447,724        8.86      6.339         356      78.77
6.501 - 7.000                                                230      66,162,132       12.63      6.784         356      80.02
7.001 - 7.500                                                202      48,336,622        9.22      7.294         356      81.50
7.501 - 8.000                                                255      53,290,131       10.17      7.804         356      80.93
8.001 - 8.500                                                209      36,467,720        6.96      8.278         356      82.96
8.501 - 9.000                                                171      24,941,387        4.76      8.756         356      80.62
9.001 - 9.500                                                 80      11,023,216        2.10      9.238         356      79.75
9.501 - 10.000                                                52       7,258,597        1.39      9.787         356      76.41
10.001 -10.500                                                16       1,850,758        0.35     10.261         356      72.69
10.501 - 11.000                                                5         701,025        0.13     10.739         356      69.92
11.001 - 11.500                                                3         412,909        0.08     11.356         356      65.72
11.501 - 12.000                                                1          82,394        0.02     11.550         356      75.00
12.001 - 12.500                                                1          49,959        0.01     12.200         357      43.48
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.100
Maximum: 12.200
Non-Zero Weighted Average: 7.055


11. Range of Maximum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Range of Maximum Mortgage Rates (%)                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             698     135,426,561       25.84      6.934         343      77.26
<= 12.500                                                    128      45,406,378        8.66      5.189         348      76.72
12.501 - 13.000                                              134      46,590,842        8.89      5.829         356      76.77
13.001 - 13.500                                              143      46,037,026        8.79      6.339         356      78.77
13.501 - 14.000                                              232      66,785,531       12.74      6.795         356      80.03
14.001 - 14.500                                              204      48,708,574        9.29      7.301         356      81.54
14.501 - 15.000                                              254      52,797,913       10.08      7.803         356      80.95
15.001 - 15.500                                              207      36,095,768        6.89      8.278         356      82.91
15.501 - 16.000                                              171      24,860,857        4.74      8.758         356      80.57
16.001 - 16.500                                               80      11,023,216        2.10      9.238         356      79.75
16.501 - 17.000                                               52       7,330,251        1.40      9.801         356      76.35
17.001 - 17.500                                               16       1,850,758        0.35     10.261         356      72.69
17.501 - 18.000                                                4         578,720        0.11     10.779         356      69.90
18.001 - 18.500                                                3         412,909        0.08     11.356         356      65.72
18.501 - 19.000                                                1          82,394        0.02     11.550         356      75.00
19.001 - 19.500                                                1          49,959        0.01     12.200         357      43.48
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.500
Maximum: 19.200
Non-Zero Weighted Average: 14.059


12. Initial Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Initial Periodic Cap (%)                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             698     135,426,561       25.84      6.934         343      77.26
1                                                             10       2,092,450        0.40      7.684         356      80.90
1.5                                                        1,602     380,886,015       72.68      7.090         356      79.57
3                                                             18       5,632,630        1.07      4.570         296      79.29
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.519


13. Subsequent Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Subsequent Periodic Cap (%)                              Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             698     135,426,561       25.84      6.934         343      77.26
1                                                             10       2,092,450        0.40      7.684         356      80.90
1.5                                                        1,603     380,944,392       72.69      7.090         356      79.57
3                                                             17       5,574,253        1.06      4.521         296      79.25
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.519


14. Next Rate Adjustment Dates

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Next Rate Adjustment Dates                               Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             698     135,426,561       25.84      6.934         343      77.26
Dec-04                                                        17       5,574,253        1.06      4.521         296      79.25
Dec-05                                                         1         363,005        0.07      7.750         349      77.32
Apr-06                                                         1         366,980        0.07      6.400         353      80.00
May-06                                                        36      12,630,987        2.41      6.009         354      75.75
Jun-06                                                       159      46,816,175        8.93      6.373         355      78.97
Jul-06                                                     1,182     269,833,208       51.49      7.320         356      80.56
Aug-06                                                       122      22,169,481        4.23      7.332         357      73.43
Jun-07                                                        24       6,690,528        1.28      5.860         355      75.78
Jul-07                                                        80      22,997,704        4.39      6.651         356      78.60
Aug-07                                                         8       1,168,774        0.22      6.561         357      76.81
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------


15. Geographic Distribution of Mortgaged Properties

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Geographic Distribution of Mortgaged Properties          Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
California                                                   711     229,116,223       43.72      6.572         353      78.09
New York                                                     133      38,393,879        7.33      6.915         353      79.35
Florida                                                      201      31,982,306        6.10      7.445         349      80.01
New Jersey                                                    98      23,065,440        4.40      7.332         350      77.36
Texas                                                        153      19,415,985        3.71      7.799         342      79.89
Illinois                                                      94      19,010,701        3.63      7.648         353      80.73
Nevada                                                        66      16,105,821        3.07      7.284         355      79.63
Massachusetts                                                 63      15,568,857        2.97      7.292         355      81.62
Maryland                                                      51      10,998,818        2.10      7.374         349      78.02
Virginia                                                      47      10,242,795        1.95      7.421         355      77.72
Michigan                                                      75      10,170,523        1.94      8.059         355      81.14
Arizona                                                       47       9,183,510        1.75      6.871         352      81.26
Washington                                                    36       8,287,929        1.58      6.914         356      81.33
Hawaii                                                        27       8,112,172        1.55      6.218         345      73.33
Pennsylvania                                                  50       6,287,981        1.20      7.478         343      79.95
Other                                                        476      68,094,716       12.99      7.607         352      80.30
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 50


16. Occupancy

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Occupancy                                                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Primary                                                    2,204     500,016,477       95.42      7.005         352      78.99
Investment                                                   100      18,171,491        3.47      7.530         346      78.73
Second Home                                                   24       5,849,688        1.12      7.123         351      78.58
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------


17. Property Type

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Property Type                                            Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                    1,825     397,161,413       75.79      7.019         352      78.80
Planned Unit Development                                     259      69,681,638       13.30      7.027         352      79.41
2-4 Family                                                   120      30,027,034        5.73      7.128         354      79.14
Condo                                                        124      27,167,570        5.18      6.995         351      80.17
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Loan Purpose                                             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                        1,583     348,914,298       66.58      7.021         352      76.38
Purchase                                                     617     153,042,094       29.20      7.030         352      85.27
Refinance - Rate Term                                        128      22,081,264        4.21      7.053         351      76.28
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Documentation Level                                      Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
Full                                                       1,323     266,666,184       50.89      6.891         350      78.97
Stated Documentation                                         905     232,603,403       44.39      7.192         353      79.16
Limited                                                      100      24,768,068        4.73      6.895         355      77.32
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------


20. Credit Score

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Credit Score                                             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
500 - 524                                                    250      38,386,921        7.33      8.485         353      72.82
525 - 549                                                    295      49,496,232        9.45      8.030         353      75.09
550 - 574                                                    308      53,837,687       10.27      7.530         354      77.96
575 - 599                                                    254      55,223,945       10.54      7.121         352      77.57
600 - 624                                                    347      87,810,172       16.76      6.729         353      79.40
625 - 649                                                    330      91,036,344       17.37      6.605         352      80.69
650 - 674                                                    210      49,692,957        9.48      6.854         351      82.70
675 - 699                                                    142      39,544,618        7.55      6.557         349      80.32
700 - 724                                                     81      26,040,989        4.97      6.361         353      82.24
725 - 749                                                     56      15,199,150        2.90      6.193         344      81.77
750 - 774                                                     35      10,872,246        2.07      6.077         343      80.53
775 - 799                                                     17       5,748,590        1.10      5.984         352      78.04
800 +                                                          3       1,147,806        0.22      6.143         356      69.57
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 618


21. Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Prepayment Penalty Term                                  Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
0                                                            602     121,993,912       23.28      7.456         349      79.80
12                                                           113      31,216,424        5.96      7.064         351      79.38
24                                                         1,102     255,002,363       48.66      7.015         356      79.77
36                                                           511     115,824,957       22.10      6.581         346      76.25
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27


22. Lien Position

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
Lien                                                    Mortgage     Principal     Principal   Interest     Term      Original
Position                                                 Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                   2,224     515,089,961       98.29      6.969         352      78.61
2nd Lien                                                     104       8,947,694        1.71     10.214         336      99.80
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------


23. Interest Only Term

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     % of
                                                                                   Mortgage
                                                                                    Pool by
                                                                     Aggregate     Aggregate   Weighted   Weighted    Weighted
                                                         Number       Cut-off       Cut-off    Average     Average    Average
                                                           of          Date          Date       Gross     Remaining     Comb
                                                        Mortgage     Principal     Principal   Interest     Term      Original
Interest Only Term                                       Loans      Balance ($)     Balance    Rate (%)   (months)      LTV
-------------------------------------------------------------------------------------------------------------------------------
0                                                          1,967     403,591,974       77.02      7.284         351      78.67
24                                                           286      96,586,916       18.43      6.295         355      80.67
36                                                            58      18,284,513        3.49      5.923         356      76.59
120                                                           17       5,574,253        1.06      4.521         296      79.25
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,328     524,037,656      100.00      7.025         352      78.97
-------------------------------------------------------------------------------------------------------------------------------

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